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As filed with the Securities and Exchange Commission on April 20, 2000

File No. 333-41577
File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /
Pre-Effective Amendment No. / /
Post-Effective Amendment No. 2 /x/
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
Amendment No. 3 /x/

Variable Annuity
Account A of Protective Life
(Exact Name of Registrant)

Protective Life and Annuity Insurance Company
(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 879-9230
(Depositor's Telephone Number, including Area Code)

STEVE M. CALLAWAY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama, 35223
(Name and Address of Agent for Services)

Copy to:
STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(202) 383-0158

    It is proposed that this filing become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485;

     /x/ on May 1, 2000 pursuant to paragraph (b) of Rule 485;

     / / 60 days after filing pursuant to paragraph (a) of Rule 485;

     / / on May 1, 2000 pursuant to paragraph (a)(i) of Rule 485;

    Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A
INFORMATION REQUIRED TO BE IN THE PROSPECTUS

SUPPLEMENT DATED May 1, 2000

TO

PROSPECTUS DATED May 1, 2000

FOR

THE PROTECTIVE VARIABLE ANNUITY

AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE
AND FIXED ANNUITY CONTRACT

    As of May 1, 2000, DCA Fixed Accounts 1 and 2 described on pages 27, 30 and 31 herein are not yet available. Protective Life will notify Contract holders when these accounts become available.

Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: 1-800-456-6330	[LOGO]

    This Prospectus describes the Protective Variable Annuity Contract, an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

    You may allocate your Purchase Payments to one or more of the Sub-Accounts of the Protective Variable Annuity Account A of Protective Life, the Guaranteed Account, or both. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Oppenheimer Variable Account Funds, MFS® Variable Insurance Trust, Calvert Variable Series, Inc., or Van Eck Worldwide Insurance Trust. The Funds are:

Protective Investment Company International Equity Fund Small Cap Value Fund Capital Growth Fund Core U.S. Equity Fund Growth and Income Fund Global Income Fund	MFS® Variable Insurance Trust New Discovery Series Emerging Growth Series Research Series Growth Series Growth With Income Series Utilities Series Total Return Series	Oppenheimer Variable Account Funds
 Aggressive Growth Fund/VA
Global Securities Fund/VA
Capital Appreciation Fund/VA
Main Street Growth &
  Income Fund/VA
High Income Fund/VA
Strategic Bond Fund/VA
Money Fund/VA
Van Kampen Life Investment Trust Emerging Growth Portfolio Enterprise Portfolio Comstock Portfolio Growth and Income Portfolio Strategic Stock Portfolio Asset Allocation Portfolio	Calvert Variable Series, Inc. Social Small Cap Growth Portfolio Social Balanced Portfolio Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund Worldwide Real Estate Fund

    The value of your Contract, except amounts you allocate to the Guaranteed Account, will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

    This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

    Please read this prospectus carefully. Investors should keep a copy for future reference. This prospectus must be accompanied by a current prospectus for each of the Funds.

    The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2000

DEFINITIONS

    "We", "us", "our", "Protective Life", and "Company" refer to Protective Life and Annuity Insurance Company. "You" and "your" refer to the person(s) who has been issued a Contract.

    Accumulation Unit:  A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

    Allocation Option:  Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract.

    Annuity Commencement Date:  The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

    Annuity Option:  The payout option under which the Company makes annuity income payments.

    Annuity Purchase Value:  At any time prior to the Annuity Commencement Date, the greater of: (1) Surrender Value, or (2) 95% of Contract Value (less applicable premium tax).

    Contract:  The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

    Contract Anniversary:  The same month and day as the Effective Date in each subsequent year of the Contract.

    Contract Value:  Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

    Contract Year:  Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

    DCA:  Dollar cost averaging.

    DCA Fixed Account:  The DCA Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account. This account is available for dollar cost averaging only.

    Effective Date:  The date as of which the initial Purchase Payment is credited to the Contract and the date the Contract takes effect.

    Fixed Account:  The Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account.

    Fund:  Any investment portfolio in which a corresponding Sub-Account invests.

    Guaranteed Account:  The Fixed Account, DCA Fixed Account, and any other Allocation Option we may offer with interest rate guarantees.

    Purchase Payment:  The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

    Qualified Contracts:  Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    Qualified Plans:  Retirement plans that receive favorable tax treatment under sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    Sub-Account:  A separate division of the Variable Account.

    Valuation Day:  Each day on which the New York Stock Exchange is open for business.

    Valuation Period:  The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

    Variable Account:  The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.

    Written Notice:  A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via hand delivery, courier, mail, or facsimile transmission.

EXPENSES

    The following expense information assumes that the entire Contract Value is Variable Account value.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge Imposed on Amount Surrendered (contingent deferred sales charge as a % of amount surrendered)	7%
Transfer Processing Fee	None	*
ANNUAL CONTRACT MAINTENANCE FEE	$30	**
ANNUAL VARIABLE ACCOUNT EXPENSES (as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Annual Variable Account Expenses	1.40%

*
Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)

**
The contract maintenance fee may not apply. (See "Charges and Deductions".)

ANNUAL FUND EXPENSES
(after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Protective Investment Company (PIC) (1)
International Equity Fund	1.10%	0.00%	1.10%
Small Cap Value Fund	0.80%	0.00%	0.80%
Capital Growth Fund	0.80%	0.00%	0.80%
CORESM U.S. Equity Fund	0.80%	0.00%	0.80%
Growth and Income Fund	0.80%	0.00%	0.80%
Global Income Fund	1.10%	0.00%	1.10%
Van Kampen Life Investment Trust (6)
Emerging Growth Portfolio	0.67%	0.18%	0.85%
Enterprise Portfolio	0.48%	0.12%	0.60%
Comstock Portfolio	0.00%	0.95%	0.95%
Growth and Income Portfolio	0.43%	0.32%	0.75%
Strategic Stock Portfolio	0.24%	0.41%	0.65%
Asset Allocation Portfolio	0.33%	0.27%	0.60%
MFS® Variable Insurance TrustSM (2, 3)
New Discovery Series	0.90%	0.17%	1.07%
Emerging Growth Series	0.75%	0.09%	0.84%
Research Series	0.75%	0.11%	0.86%
Growth Series	0.75%	0.16%	0.91%
Growth With Income Series	0.75%	0.13%	0.88%
Utilities Series	0.75%	0.16%	0.91%
Total Return Series	0.75%	0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.66%	0.01%	0.67%
Global Securities Fund/VA	0.67%	0.02%	0.69%
Capital Appreciation Fund/VA	0.68%	0.02%	0.70%
Main Street Growth & Income Fund/VA	0.73%	0.05%	0.78%
High Income Fund/VA	0.74%	0.01%	0.75%
Strategic Bond Fund/VA	0.74%	0.04%	0.78%
Money Fund/VA	0.45%	0.03%	0.48%
Calvert Variable Series, Inc. (4)
Social Small Cap Growth Portfolio	1.00%	0.58%	1.58%
Social Balanced Portfolio	0.70%	0.19%	0.89%
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund	1.00%	0.26%	1.26%
Worldwide Real Estate Fund (5)	1.00%	2.23%	3.23%

(1)
The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1999 were: CORESM U.S. Equity Fund 0.85%, Small Cap Value Fund 0.90%, International Equity Fund 1.33%, Growth and Income Fund 0.86%, Capital Growth Fund 0.85%, and Global Income Fund 1.29%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 1999. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1999 were 2.49% reflecting "Other Expenses" of 1.59% and total expenses for the Growth Series were 1.46% reflecting "Other Expenses" of 0.71%.

(3)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had this offset been incorporated into the reported expenses, "Other Expenses" for the New Discovery Series would appear on the Expense Table as 0.15% and in footnote (2) as 2.47%; the "Other Expenses" for the Emerging Growth Series would appear on the Expense Table as 0.08%; the "Other Expenses" for the Research Series would appear on the Expense Table as 0.10%; the "Other Expenses" for the Growth Series would appear on the Expense Table as 0.15% and in footnote (2) as 0.70%; the "Other Expenses" for the Growth with Income Series would appear on the Expense Table as 0.12%; the "Other Expenses" for the Utilities Series would appear on the Expense Table as 0.15%; and the "Other Expenses" for the Total Return Series would appear on the Expense Table as 0.14%.

(4)
The figures have been restated to reflect expenses expected to be incurred in 2000. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Social Balanced, and 1.15% for Social Small Cap Growth.

(5)
Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1999 to February 28, 1999.

  Beginning March 1, 1999 through February 29, 2000, the Adviser agreed to assume expenses exceeding 1.5% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses. For the year ended December 31, 1999 the Adviser assumed expenses in the amount of $40,036. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1999, the Adviser owned 18.6% of the outstanding shares of beneficial interest of the Fund.

(6)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 1999 to December 31, 1999 and will continue through the period of January 1, 2000 to December 31, 2000. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2000. Absent these reimbursements, the advisory fees would have been 0.70% for the Emerging Growth Portfolio, 0.50% for the Enterprise Portfolio, 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; and the "Other Expenses" would have been 0.18% for the Emerging Growth Portfolio, 0.12% for the Enterprise Portfolio, 9.76% for the Comstock Portfolio, 0.32% for the Growth and Income Portfolio, 0.41% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.

EXAMPLES

    At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

1.
If the Contract is surrendered at the end of the applicable time period:

Sub-Account	1 Year	3 Years	5 Years	10 Years
PIC International Equity	$87	$125	$165	$290
PIC Small Cap Value	84	117	150	260
PIC Capital Growth	84	117	150	260
PIC CORESM U S Equity	84	117	150	260
PIC Growth and Income	84	117	150	260
PIC Global Income	87	125	165	290
Van Kampen Emerging Growth	85	118	153	265
Van Kampen Enterprise	82	111	140	239
Van Kampen Comstock	85	121	158	275
Van Kampen Growth and Income	84	115	148	254
Van Kampen Strategic Stock	83	112	143	244
Van Kampen Asset Allocation	82	111	140	239
MFS New Discovery	87	124	163	287
MFS Emerging Growth	84	118	152	264
MFS Research	85	118	153	266
MFS Growth	85	120	156	270
MFS Growth With Income	85	120	156	271
MFS Utilities	85	120	155	270
MFS Total Return	86	120	155	270
Oppenheimer Aggressive Growth	83	113	144	246
Oppenheimer Global Securities	83	114	145	248
Oppenheimer Capital Appreciation	83	114	145	249
Oppenheimer Main Street Growth & Income	84	116	149	257
Oppenheimer High Income	84	115	148	254
Oppenheimer Strategic Bond	84	116	149	257
Oppenheimer Money Fund	81	107	134	226

Calvert Social Small Cap Growth	87	127	167	294
Calvert Social Balanced	85	118	153	266
Van Eck Worldwide Hard Assets	88	130	173	305
Van Eck Worldwide Real Estate	90	135	181	322
2.
If the Contract is not surrendered or is annuitized at the end of the applicable time period:
Sub-Account	1 Year	3 Years	5 Years	10 Years
PIC International Equity	$26	$80	$136	$290
PIC Small Cap Value	23	71	121	260
PIC Capital Growth	23	71	121	260
PIC CORESM U S Equity	23	71	121	260
PIC Growth and Income	23	71	121	260
PIC Global Income	26	80	136	290
Van Kampen Emerging Growth	23	72	124	265
Van Kampen Enterprise	21	65	111	239
Van Kampen Comstock	24	75	129	275
Van Kampen Growth and Income	22	69	118	254
Van Kampen Strategic Stock	21	66	112	244
Van Kampen Asset Allocation	21	66	111	239
MFS New Discovery	26	79	135	287
MFS Emerging Growth	23	72	123	264
MFS Research	24	72	124	266
MFS Growth	24	74	127	271
MFS Growth With Income	24	74	127	271
MFS Utilities	24	74	126	270
MFS Total Return	24	74	126	270
Oppenheimer Aggressive Growth	22	67	114	246
Oppenheimer Global Securities	22	67	115	248
Oppenheimer Capital Appreciation	22	68	116	249
Oppenheimer Main Street Growth & Income	23	70	120	257
Oppenheimer High Income	22	69	118	254
Oppenheimer Strategic Bond	23	70	120	257
Oppenheimer Money Fund	20	61	105	226
Calvert Social Small Cap Growth	26	61	139	294
Calvert Social Balanced	24	72	124	266
Van Eck Worldwide Hard Assets	28	84	144	305
Van Eck Worldwide Real Estate	29	90	153	322

    The preceding Expenses and Examples are intended to assist the owners in understanding the costs and expenses that he or she will bear directly or indirectly. They reflect the expenses for the Variable Account and each Fund for the period January 1, 1999 to December 31, 1999. For a more complete description of the various costs and expenses associated with the Contract, see "Charges and Deductions" in this prospectus. For a more complete description of the management fees associated with the Funds, see the prospectuses for each of the Funds, which accompany this prospectus. In addition to the expenses listed above, premium taxes currently varying from 0 to 3.5% may be applicable in certain states.

    The Examples assume that no transfer fee or premium taxes have been assessed and that the contract maintenance fee is $30. At the anticipated average Contract value of $59,563.39, the contract maintenance fee is equivalent to 0.06%.

    The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

SUMMARY

The Contract

What is the Protective Variable Annuity Contract?	The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract".)
How is a Contract Issued?	Protective Life will issue the Contract when it receives and accepts your complete application information and an initial Purchase Payment. (See "Issuance of a Contract".)
What are the Purchase Payments?
The minimum amount which Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract and $2,000 for a Qualified Contract. Subsequent Purchase Payments may be made at any time. The minimum subsequent Purchase Payment we will accept is $250, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments".)
Can I Cancel the Contract?
You have the right to return the Contract within 30 days after you receive it. The returned Contract will be treated as if it were never issued. If the Contract is issued as an IRA and returned within 7 days, Protective Life will refund the Purchase Payments; otherwise Protective Life will refund the Contract Value. This amount may be more or less than the Purchase Payments. (See "Right to Cancel".)
Can I Transfer Amounts in the Contract?
Prior to the Annuity Commencement Date, you may request transfers from one Allocation Option to another. No transfers may be made into the DCA Fixed Accounts. At least $100 must be transferred. Protective Life reserves the right to limit the maximum amount that may be transferred from the Fixed Account to the greater of (a) $2,500; or (b) 25% of the value of the Fixed Account per Contract Year. The Company reserves the right to charge a transfer fee of $25 for each transfer after the 12th transfer during such Contract Year. (See "Transfers".)
Can I Surrender the Contract?
Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its Surrender Value. (See "Surrenders and Partial Surrenders".) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Internal Revenue Code section 403(b) may not be allowed in certain circumstances.

Is there a Death Benefit?
If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. The death benefit will depend on the age of the Owner on the date of death.

In general, if an Owner dies on or before his or her 90th birthday, the death benefit is the greater of: (1) the Contract Value; or (2) aggregate Purchase Payments less aggregate amounts surrendered and any associated surrender charges; or (3) the maximum Anniversary Value.
If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.
Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. (See "Death Benefit".)
Are there Charges and Deductions from my Contract?	The following charges and deductions are made in connection with the Contract:
Surrender Charges.
Full or partial surrenders are subject to a surrender charge. The surrender charge is equal to a specified percentage (maximum 7%) of each Purchase Payment surrendered. No surrender charge applies to Contract Value in excess of the total of the Purchase Payments (less prior partial surrenders of Purchase Payments). Protective Life calculates the surrender charge using the assumption that the Contract Value in excess of aggregate Purchase Payments (less prior partial surrenders of Purchase Payments) is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis. (See "Surrender Charge.")
Mortality and Expense Risk Charge.
We will deduct a mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. The charge equals, on an annual basis, 1.25% of the average daily net assets of the Variable Account value attributable to the Contracts. (See "Mortality and Expense Risk Charge".)
Administration Charge.	We will deduct an administration charge equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account value supporting the Contracts. (See "Administration Charge".)

Contract Maintenance Fee.
Prior to the Annuity Commencement Date we will deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered if the surrender occurs on any day other than the Contract Anniversary. Under certain circumstances, we may waive this fee. (See "Contract Maintenance Fee".)
Taxes.
Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. Currently, New York does not impose a premium tax. The Company reserves the right to impose a charge for other taxes attributable to the Variable Account. (See "Charges and Deductions".)
Investment Management Fees and Other Expenses of the Funds.
The net assets of each Sub-Account of the Variable Account will reflect the investment management fee the corresponding Fund incurs as well as the other operating expenses of that Fund. For each Fund, the investment manager receives a daily fee for its investment management services. The management fees are based on the average daily net assets of the Fund. (See "Fund Expenses" and the Funds' prospectuses.)
What Annuity Options are Available?
Currently, we apply the Annuity Purchase Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a fixed period, and life income with payments for a guaranteed period. (See "Annuitization".)
Is the Contract Available for Qualified Retirement Plans?
We may issue the Contract for use with retirement plans that receive special federal income tax treatment under the Internal Revenue Code such as pension and profit sharing plans (including H.R. 10 plans), tax sheltered annuities, individual retirement accounts, and individual retirement annuities. Contracts issued for use with these qualified retirement plans are referred to as Qualified Contracts, and these types of plans are referred to as Qualified Plans. (See "Federal Tax Matters".)

Federal Tax Status

    Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. (See "Federal Tax Matters".)

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

    The date of inception of each of the Sub-Accounts is as follows:

May 1, 1998 —	PIC International Equity
PIC Small Cap Value
PIC CORE U.S. Equity
PIC Growth and Income
PIC Global Income
Oppenheimer Money Fund (formerly PIC Money Market)
PIC Capital Growth
MFS Emerging Growth
MFS Research
MFS Growth With Income
MFS Total Return
Oppenheimer Aggressive Growth
Oppenheimer Capital Appreciation (formerly Oppenheimer Growth Fund)
Oppenheimer Main Street Growth & Income (formerly Oppenheimer Growth & Income Fund)
Oppenheimer Strategic Bond
Calvert Social Small Cap Growth
Calvert Social Balanced
May 1, 1999 —	MFS New Discovery
MFS Utilities
Oppenheimer Global Securities
Oppenheimer High Income
Van Eck Worldwide Hard Assets
Van Eck Worldwide Real Estate
May 1, 2000 —	MFS Growth
Van Kampen Emerging Growth
Van Kampen Enterprise
Van Kampen Comstock
Van Kampen Growth and Income
Van Kampen Strategic Stock
Van Kampen Asset Allocation

Accumulation Units

    The following tables show Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units offered in the Protective Variable Annuity Contract. From time to time, we may offer other variable annuity contracts with classes of Accumulation Units that have different mortality and expense risk charges and administrative charges than the class of Accumulation Units offered in the Protective Variable Annuity Contract. Only the class of Accumulation Units available in the Protective Variable Annuity Contract are shown in the following tables.

    The Accumulation Unit values and the number of Accumulation Units outstanding are shown as of December 31 of each year listed. You should read this information in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values*

	Accumulation Units*
Sub-Account
	1998	1999
PIC
International Equity	16.07	21.09
Small Cap Value	12.07	11.93
Capital Growth	22.00	27.72
CORESM U.S. Equity	25.10	30.45
Growth and Income	19.40	20.28
Global Income	14.42	14.05
Van Kampen
Emerging Growth	—	—
Enterprise	—	—
Comstock	—	—
Growth and Income	—	—
Strategic Stock	—	—
Asset Allocation	—	—
MFS
New Discovery	11.97	20.46
Emerging Growth	15.02	26.19
Research	13.24	16.21
Growth	—	—
Growth With Income	13.75	14.47
Utilities	10.65	13.74
Total Return	12.29	12.50
Oppenheimer
Aggressive Growth	12.16	22.01
Global Securities	11.26	17.60
Capital Appreciation	13.72	19.16
Main Street Growth & Income	12.21	14.66
High Income	10.51	10.81
Money Fund	1.17	1.21
Strategic Bond	10.47	10.63
Calvert
Social Small Cap Growth	10.22	12.03
Social Balanced	12.77	14.13
Van Eck
Worldwide Hard Assets	9.50	11.34
Worldwide Real Estate	10.39	10.04

*
Accumulation Unit values are rounded to the nearest whole cent.

Accumulation Units Outstanding**

Sub-Account	1998	1999
PIC
International Equity	375	10,212
Small Cap Value	1,233	6,663
Capital Growth	1,660	19,169
CORESM U.S. Equity	1,368	26,316
Growth and Income	3,703	30,915
Global Income	260	6,654
Van Kampen
Emerging Growth	—	—
Enterprise	—	—
Comstock	—	—
Growth and Income	—	—
Strategic Stock	—	—
Asset Allocations	—	—
MFS
New Discovery	—	3,677
Emerging Growth	253	13,198
Research	607	30,048
Growth	—	—
Growth With Income	824	23,898
Utilities	—	248
Total Return	—	7,402
Oppenheimer
Aggressive Growth	427	5,848
Global Securities	—	2,543
Capital Appreciation	233	12,502
Main Street Growth & Income	1,483	43,182
High Income	—	0
Money Fund	—	419
Strategic Bond	860	14,726
Calvert
Social Small Cap Growth	—	431
Social Balanced	880	3,029
Van Eck
Worldwide Hard Assets	—	0
Worldwide Real Estate	—	0

**
Accumulation Units are rounded to the nearest unit.

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Annuity and Insurance Company

    The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the chief operating subsidiary of Protective Life Corporation, a Delaware insurance holding company whose stock is traded on the New York Stock Exchange. Protective Life and Annuity Insurance Company ("Protective Life") was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 49 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity and group dental insurance products. The Company's assets for fiscal year ending in 1999 were in excess of 600 million dollars.

Variable Annuity Account A of Protective Life

    The Variable Annuity Account A of Protective Life, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Currently, thirty Sub-Accounts of the Variable Account are available under this Contract: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORESM U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate. Each Sub-Account invests in shares of a corresponding Fund. Therefore, the investment experience of your Contract depends on the experience of the Sub-Accounts that you select. Other contracts issued by Protective Life may offer some or all of the Sub-Accounts of the Variable Account.

Administration

    Pursuant to the terms of an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South,

Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company ("PIC") managed by Protective Investment Advisors, Inc., and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Calvert Variable Series, Inc. managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation. Shares of these Funds are offered only to:

  (1)
  the Variable Account,
  (2)
  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies,
  (3)
  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and
  (4)
  certain qualified retirement plans.

    Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

International Equity Fund.

    This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

Small Cap Value Fund.

    This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

Capital Growth Fund.

    This Fund seeks long-term growth of capital. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

CORESM U.S. Equity Fund.

    This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objectives by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

Growth and Income Fund.

    This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

Global Income Fund.

    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and entering into foreign currency transactions.

Van Kampen Life Investment Trust

Emerging Growth Portfolio.

    Seeks capital appreciation.

Enterprise Portfolio.

    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio.

    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income.

    Seeks income and long-term growth of capital and income.

Strategic Stock Portfolio.

    Seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

Asset Allocation Portfolio.

    Seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

New Discovery Series.

    This Fund seeks to provide capital appreciation.

Emerging Growth Series.

    This Fund seeks to provide long-term growth of capital.

Research Series.

    This Fund seeks to provide long-term growth of capital and future income.

Growth Series.

    This Fund seeks long-term growth of capital and future income rather than current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies the Fund's investment advisor believes offer better than average prospects for long-term growth.

Growth with Income Series.

    This Fund seeks to provide reasonable current income and long-term growth of capital and income.

Utilities Series.

    This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

Total Return Series.

    This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Aggressive Growth Fund/VA.

    This Fund seeks to achieve long-term capital appreciation by investing in "growth-type" companies.

Global Securities Fund/VA.

    This Fund seeks capital appreciation.

Capital Appreciation Fund/VA.

    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Growth & Income Fund/VA.

    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA.

    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.

    The Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Strategic Bond Fund/VA.

    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

    This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

    This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

    This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of (together "Hard Assets"):

  (i)
  precious metals;
  (ii)
  natural resources;
  (iii)
  real estate; and
  (iv)
  commodities.

Worldwide Real Estate Fund.

    This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Other Investors in the Funds

    PIC currently sells shares of its Funds only to Protective Life and Annuity Insurance Company ("Protective Life," formerly American Foundation Life Insurance Company), a Protective Life Insurance Company affiliate, as the underlying investment for the Variable Account and to Protective Life Insurance Company as the underlying investment for variable annuity contracts and variable life insurance policies issued by Protective Life Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts and variable life insurance policies or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable annuity contracts other than the Contracts or variable life insurance policies or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)

    Shares of the Van Kampen Life Investment Trust, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the boards of directors (or trustees) of the Van Kampen Life Investment Trust, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine.

    If we make of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act. We may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered.

The Contract

    The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract Protective Life issues upon receiving complete application information and an initial Purchase Payment. (See "Purchase Payments.")

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use with certain qualified retirement plans that receive special federal income tax treatment under the Internal Revenue Code, such as pension and profit sharing plans (including H.R. 10 Plans), tax sheltered annuity plans, individual retirement accounts, and individual retirement annuities.

    You may wish to consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements that receive favorable tax treatment, since many such plans or arrangements provide the same type of tax deferral as provided by the Contract. The Contract provides a number of extra benefits and features not provided by employee benefit plans or arrangements alone, although there are costs and expenses under the Contract related to these benefits and features. You should carefully consider these benefits and features in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

    The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together; they are designated as the Owner and the Joint Owner. In the case of Joint Owners, provisions relating to action by the Owner mean both Joint Owners acting together. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. Protective Life will only issue a Contract prior to each Owner's 83rd birthday.

    The Owner of this Contract may be changed by Written Notice provided:

  (1)
  each new Owner's 84th birthday is after the date we receive such notice of a transfer; and

  (2)
  each new Owner's 90th birthday is on or after the Annuity Commencement Date.

    Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General".)

Beneficiary.

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

    Primary — The Primary Beneficiary is the surviving Joint Owner, if any. If there is no surviving Joint Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

    Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Annuitant.

    The Annuitant is the person on whose life annuity income payments may be based. The Owner is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 90th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life, who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Option you direct in the application within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days.

    Information necessary to complete an application may be transmitted to the Company by telephone, facsimile, or electronic media.

Purchase Payments

    We will only accept an initial Purchase Payment prior to the older Owner's 83rd birthday. Protective Life may accept subsequent Purchase Payments. The minimum subsequent Purchase Payment we will accept is $250, unless the payment is made under the Automatic Purchase Payment plan. Currently, we will accept a minimum payment of $50 under this plan. We reserve the right not to accept any Purchase Payment.

    Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

    Under the current Automatic Purchase Payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept Automatic Purchase Payments on the 1st through the 28th day of each month. Each Automatic Purchase Payment must be at least $50. You may not allocate payments made through the Automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the

Automatic Purchase Payment plan and the systematic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the Automatic Purchase Payment plan. (See "Allocation of Purchase Payments".)

Right To Cancel

    You have the right to return the Contract within 30 days after you receive it by returning it to our administrative office or the sales representative who sold it along with a written cancellation request. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. We will treat the returned Contract as if it had never been issued. If the Contract is issued in connection with an IRA and returned within 7 days, Protective Life will refund the Purchase Payments; otherwise where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time.

Allocation of Purchase Payments

    The allocation of your Purchase Payment among the Allocation Options you have selected will be at the next price determined after we receive your Purchase Payment. Owners must indicate in the application how their Purchase Payments are to be allocated among the Allocation Options.

    If your allocation instructions are indicated by percentages, whole percentages must be used. Subsequent Purchase Payments made through the Automatic Purchase Payment plan may not be allocated to any DCA Fixed Account. Subsequent Purchase Payments will not be allocated to a DCA Fixed Account if, on the day we receive the Purchase Payment, the value of that DCA Fixed Account is greater than $0.

    For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate your initial Purchase Payment (and any subsequent Purchase Payment made during the free look period) to the Oppenheimer Money Fund Sub-Account until the expiration of the number of days in the right-to-cancel period starting from the date we mail the Contract from our administrative office. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, automated telephone system or via the Internet at www.ipd1.protective.com. From time to time and at our sole discretion we may introduce additional methods for changing these instructions or discontinue any method of making non-written requests for changes. For non-written instructions regarding allocations, we will require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

Variable Account Value

Sub-Account Value.

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the appropriate class of Accumulation Units in that Sub-Account on that day. (See "Determination of Accumulation Units" and "Determination of Accumulation Unit Value".) Only one class of Accumulation Units in each Sub-Account is available in the Contract. (See "Condensed Financial Information, Accumulation Units.")

Determination of Accumulation Units.

    Purchase Payments allocated to and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated to or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

  •
  surrenders and applicable surrender charges;

  •
  partial surrenders and applicable surrender charges;

  •
  systematic withdrawals;

  •
  transfer from a Sub-Account and any applicable transfer fee;

  •
  payment of a death benefit claim;

  •
  application of the Annuity Purchase Value to an Annuity Option; and

  •
  deduction of the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event.

Determination of Accumulation Unit Value.

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

    (1)
    is the result of:

    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.
    a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Sub-Account.

    (2)
    is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

    (3)
    is a factor representing the Mortality and Expense Risk Charge and the Administration Charge for the number of days in the Valuation Period.

Transfers

    Prior to the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate.

    You must transfer at least $100, or if less, the entire amount in the Allocation Option each time you make a transfer. If after the transfer, the Contract Value remaining in any Allocation Option from which a transfer is made would be less than $100, then we may transfer the entire Contract Value in that Allocation Option instead of the requested amount. We reserve the right to limit the number of transfers to no more than 12 per Contract Year. For each additional transfer over 12 during each Contract Year, we reserve the right to charge a Transfer Fee which will not exceed $25. The Transfer Fee, if any, will be deducted from the amount being transferred. (See "Charges and Deductions — Transfer Fee".)

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of:

    (1)
    $2,500; or

    (2)
    25% of the Contract Value in the Fixed Account value.

    Transfers into any DCA Fixed Account are not permitted.

    Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, automated telephone system or via the Internet at www.ipd1.protective.com. From time to time and at our sole discretion we may introduce additional methods for requesting transfers or discontinue any method of making non-written requests and facsimile transmitted requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and facsimile transmitted requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reservation of Rights.

    We reserve the right to limit amounts transferred into or out of any account within the Guaranteed Account. We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions and facsimile transmitted instructions) without prior notice for any Contract or class of Contracts at any time for any reason. We also reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests transfers during a single Valuation Period on behalf of the Owners of two or more Contracts.

Dollar Cost Averaging.

    Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly or quarterly basis, amounts from a DCA Fixed Account (or any other Allocation Option) to any Allocation Option, except that no transfers may be made into a DCA Fixed Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss. The minimum amount per transfer is $100. Dollar cost averaging must begin immediately for Purchase Payments allocated to a DCA Fixed Account.

    Dollar cost averaging transfers may be made on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into DCA Fixed Accounts 1 or 2 when that DCA Fixed Account value is greater than $0, and all funds must be transferred from one of these DCA Fixed Accounts prior to allocating a Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the rate applied to the first installment we receive. Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the number and frequency of the dollar cost averaging transfers, and the Allocation Option(s) into which the transfers are to be made.

    Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from these DCA Fixed Accounts.

    The periodic amount transferred from DCA Fixed Accounts 1 or 2 will be equal to the Purchase Payment allocated to such a DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. The periodic amount transferred from the DCA Fixed Account will be equal to the amount you specify or, like DCA Fixed Accounts 1 and 2, the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from a DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. Any time dollar cost averaging transfers end, all Contract Value remaining in a DCA Fixed Account will be transferred to the Fixed Account. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue offering dollar cost averaging upon written notice to the Owner.

Portfolio Rebalancing.

    Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. You may not transfer any Contract Value to or from the Guaranteed Account as part of portfolio rebalancing. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

Surrender.

    At any time prior to the Annuity Commencement Date, you may request a surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request by Written Notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at that time. A surrender may have federal and state income tax consequences. (See "Taxation of Full and Partial Surrenders".) Partial and full surrenders from Contracts issued as Tax-Sheltered Annuities are prohibited in certain circumstances. (See "Federal Tax Matters".) In accordance with SEC regulations, surrenders and partial surrenders are payable within 7 calendar days of our receiving Written Notice of your request. (See "Suspension or Delay in Payments".)

Surrender Value.

    The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice requesting surrender and your Contract at our administrative office.

Partial Surrender.

    At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value. If surrendering more than $50,000, you must request the partial surrender by Written Notice. We will withdraw the amount requested from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge.

    You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

    A partial surrender may have federal and state income tax consequences. (See "Taxation of Partial and Full Surrenders".)

Cancellation of Accumulation Units.

    Surrenders and partial surrenders, including surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

    The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts.

    There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

    (i)
    contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

    (ii)
    earnings on those contributions; and

    (iii)
    earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Systematic Withdrawals.

    Currently, the Company offers a systematic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. In order to participate in the plan you must have:

    (1)
    made an initial Purchase Payment of at least $12,000; or

    (2)
    a surrender value as of the previous Contract Anniversary equal to at least $12,000.

    The systematic withdrawal plan and the Automatic Purchase Payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to systematic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

    When you elect the systematic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Systematic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. You may instruct us as to the Allocation Options from which the withdrawals should be made. If you give no instructions, systematic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    The maximum amount you can withdraw under the systematic withdrawal plan each year without incurring a surrender charge is the greater of:

    (1)
    10% of all Purchase Payments made as of the date of the request, or

    (2)
    your cumulative earnings calculated as of each Contract Anniversary.

    Unless you instruct us to reduce the withdrawal amount so the annual total will not exceed these limits, we will continue to process withdrawals for the monthly amount you designate. Once the amount of your withdrawals exceeds the limit for surrender charge-free withdrawals, we reserve the right to deduct a surrender charge, if applicable, from the remaining payments made during that Contract Year. (See "Surrender Charge".)

    If the amount to be withdrawn from an Allocation Option exceeds the value available, the transaction will not be completed and the systematic withdrawal plan will terminate. Once systematic withdrawals have terminated due to insufficient available value, they will not be automatically reinstated in the event that the Allocation Option should reach a sufficient value again. If you request a partial surrender that is not part of the systematic withdrawal plan in a year when you have used the systematic withdrawal plan, that partial surrender will be subject to any applicable surrender charge. (See "Surrender Charge.") Upon notification of the death of any Owner we will terminate the systematic withdrawal plan. The systematic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

    There is no charge for the systematic withdrawal plan. We reserve the right to discontinue the systematic withdrawal plan upon Written Notice to you.

THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account currently includes the Fixed Account and three DCA Fixed Accounts. The Fixed Account and the DCA Fixed Accounts are part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

    You may allocate some or all of your Purchase Payments and may transfer some value or all of your Contract Value to an account within the Guaranteed Account, except that transfers may not be made into any DCA Fixed Account and Purchase Payments may not be allocated to DCA Fixed Account 1 or 2 when that DCA Fixed Account's value is greater than $0. All previously allocated funds must be transferred out of such a DCA Fixed Account prior to allocating a subsequent Purchase Payment to that DCA Fixed Account.

    Amounts allocated or transferred to an account within the Guaranteed Account earn interest from the date the funds are credited to the account. The interest rate we apply to Purchase Payments and transfers into the Fixed Account is guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect. The new interest rate is also guaranteed for one year.

    The DCA Fixed Accounts are designed to systematically transfer amounts to other Allocation Options over a designated period. (See "Transfers, Dollar Cost Averaging.") The interest rate we apply to Purchase Payments allocated to the DCA Fixed Account is guaranteed for one year from the date the Purchase Payment is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect. The new interest rate is also guaranteed for one year. The interest rate we apply to Purchase Payments allocated to DCA Fixed Accounts 1 or 2 is guaranteed for the period over which transfers are allowed from that DCA Fixed Account.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that is less than an annual effective interest rate of 3.00%. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Guaranteed Account Value.

    Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

    (1)
    Purchase Payments allocated to the Guaranteed Account; plus

    (2)
    amounts transferred into the Guaranteed Account; plus

    (3)
    interest credited to the Guaranteed Account; minus

    (4)
    amounts transferred out of the Guaranteed Account, including any applicable transfer fee; minus

    (5)
    the amount of any surrenders removed from the Guaranteed Account, including any applicable premium tax and surrender charges; minus

    (6)
    fees deducted from the Guaranteed Account.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

    If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. We will determine the death benefit as of the end of the Valuation Period in which we receive due proof of death. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

    The Beneficiary may take the death benefit in one sum immediately. In this event the Contract will terminate. If the death benefit is not taken in one sum immediately, then the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

    (1)
    the entire interest must be distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, or

    (2)
    the entire interest must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

    If the Beneficiary is the deceased Owner's spouse, then the surviving spouse may elect, in lieu of receiving the death benefit, to continue the Contract and become the new Owner. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must then be distributed to the new Beneficiary according to paragraph (1) or (2) above.

    The amount of the death benefit will depend upon the age of the Owner when he or she dies.

    If the Owner dies on or before his or her 90th birthday, the death benefit is the greatest of:

    (1)
    the Contract Value, which is the sum of the Variable Account value and the Guaranteed Account value,

    (2)
    aggregate Purchase Payments made under the Contract reduced by any partial surrenders and any associated charges, or

    (3)
    the maximum anniversary value.

    The maximum anniversary value is the greatest anniversary value attained. The anniversary value is the sum of:

    (1)
    the Contract Value on a Contract Anniversary; plus

    (2)
    all Purchase Payments made since that Contract Anniversary; minus

    (3)
    any partial surrenders (and any associated charges) made since that Contract Anniversary.

    An anniversary value is determined for each contract anniversary through the earlier of:

    (1)
    the deceased Owner's 80th birthday, or

    (2)
    the date of that Owner's death

    If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.

    If there is more than one Beneficiary, the foregoing provisions apply to each beneficiary individually.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Internal Revenue Code. We reserve the right to endorse this Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing any such Contract modifications.

SUSPENSION OR DELAY IN PAYMENTS

    Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances:

    1)
    when the New York Stock Exchange is closed; or

    2)
    when trading on the New York Stock Exchange is restricted; or

    3)
    when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

    4)
    when the SEC, by order, so permits for the protection of security holders.

    We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

CHARGES AND DEDUCTIONS

Surrender Charges (Contingent Deferred Sales Charge)

General

    We do not apply charges to Purchase Payments for sales expenses at the time you make Purchase Payments. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value if you make a partial surrender or surrender before the Annuity Commencement Date. Also, in certain circumstances we may deduct a surrender charge from amounts applied to Annuity Options. (See "Annuity Options.")

    In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

Determining the Surrender Charge

    The surrender charge is equal to the percentage of each Purchase Payment or portion of Purchase Payment you surrender as specified in the table below. We calculate the surrender charge separately and apply it to each Purchase Payment at any time you surrender the Purchase Payment. No such surrender charge applies to surrenders or partial surrenders of the Contract Value in excess of the aggregate Purchase Payments. We calculate the surrender charge using the principle that all Contract Value in excess of the aggregate Purchase Payments is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis.

    The surrender charge is as follows:

Number of Years Elapsed Between the Date of Receipt of Purchase Payment(s) & Date of Surrender	Surrender Charge as a Percentage of Purchase Payment Withdrawn in a Full Year
Less than 1	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6 and more	0%

Reduction or Elimination of Surrender Charge.

    We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in saving of sales expenses. We will determine, at our sole discretion, the entitlement to such a reduction in surrender charge.

    We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life contracts. (See "Qualified Retirement Plans".)

Mortality and Expense Risk Charge

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account attributable to such Contracts.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. It is possible that the mortality and expense risk charge (or a portion of it) could be treated as an amount received through a partial surrender for tax purposes. (See "Federal Tax Matters.")

    We may incur a profit or loss from the mortality and expense risk-charge. Any profit may be used to finance distribution expenses.

Administration Charges

    We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of each Sub-Account in the Variable Account. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Transfer Fee

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

    Prior to the Annuity Commencement Date, we deduct contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract. We will waive the contract maintenance fee in the event the Contract Value, or the aggregate Purchase Payments reduced by any withdrawals or partial surrenders, equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses incurred by the Funds. For each Fund, an investment manager is paid a daily fee for its services. (See the prospectuses for the Funds, which accompany this Prospectus.)

Premium Taxes

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. Currently, New York does not impose a premium tax.

Other Taxes

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

ANNUITIZATION

Annuity Commencement Date

    On the Effective Date, the Annuity Commencement Date may be any date before or on the Annuitant's 90th birthday and may not be later than that date unless approved by Protective Life. The Owner may change the Annuity Commencement Date by Written Notice. The proposed Annuity Commencement Date must be at least 30 days after the written request is received by the Company. The new Annuity Commencement Date may be any date before or on the Annuitant's 90th birthday and may not be later than that date unless approved by Protective Life. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85) may in certain circumstances have adverse income tax consequences, (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

    As of the Annuity Commencement Date, we will apply your Annuity Purchase Value to the Annuity Option you have selected, and determine the amount of your first annuity income payment.

Annuity Income Payments

    Annuity income payments are periodic payments from the Company to the designated payee, the amount of which is fixed and guaranteed by the Company. Each Annuity Option will result in a guaranteed amount that is not in any way dependent upon the investment experience of the Variable Account.

    Once annuity income payments have begun, they may not be surrendered.

Annuity Options

    We currently offer the following Annuity Options. We offer additional Annuity Options for Qualified Contracts; however, certain restrictions apply.

    Annuity Option 1 — Payment for a Certain Period:

  We will make payments for the period you select. No certain period may be less than 5 or more than 30 years. The amount of each payment depends on the Annuity Purchase Value applied, the period selected and the payment rates in effect on the Annuity Commencement Date.

    Annuity Option 2 — Life Income with Payment for a Certain Period:

  Equal payments are based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s) with payments guaranteed for up to 30 years. Payments stop at the end of the selected certain period or when the Annuitant dies, whichever is later. The amount of each payment depends on the Annuity Purchase Value applied, the period selected and the payment rates in effect on the Annuity Commencement Date.

    Additional Option

  You may use the Annuity Purchase Value to purchase any annuity contract that we offer on the date you elect the option.

Minimum Amounts

    If your Contract Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum. The current minimum payment amount is $50.

Death of Annuitant or Owner After Annuity Commencement Date

    In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option selected have been paid, any remaining portion of such benefits will be paid out at least as rapidly as under the Annuity Option being used when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance. More detailed information about the calculation of performance information appears in the Statement of Additional Information.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses.

Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

    The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

    Certain Funds have been in existence prior to the investments by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Account had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account (excluding any deductions for premium taxes).

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Account for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

Performance Comparisons

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, amended (the "Code"), Treasury regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address estate and gift, or state and local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

    Protective Life is taxed as a life insurance company under the Internal Revenue Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

    Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

  (1)
  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

  (2)
  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

  (3)
  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

    The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contact. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

Ownership Treatment.

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, the IRS has not issued any such guidance.

    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

  (1)
  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

  (2)
  certain Qualified Contracts;

  (3)
  Contracts purchased by employers upon the termination of certain Qualified Plans;

  (4)
  certain Contracts used in connection with structured settlement agreements; and

  (5)
  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

    If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

    In the case of a partial surrender, amounts you received are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." Amounts received under a systematic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not included in income. Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers".)

    The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a partial surrender of the Contract.

Taxation of Annuity Payments

    Normally, the portion of each annuity income payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. The exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Income Withholding".) In addition, in the case of annuity income payments from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers".)

Taxation of Death Benefit Proceeds

    Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

  (1)
  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

  (2)
  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Commencement Date, where a guaranteed period exists under an Annuity Option, and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includable in income as follows:

  (1)
  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

  (2)
  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers".)

Assignments, Pledges, and Gratuitous Transfers

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

Penalty Tax On Premature Distributions

    Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  attributable to the Owner's becoming disabled (as defined in the tax law);

  (c)
  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

  (d)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

  (e)
  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

    In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts owned by an individual not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons

    In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans and vary with the type of plan. Also, for full surrenders, partial surrenders, systematic withdrawals and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Similarly, loans from Qualified Contracts, where available, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising any loan privileges that are available.)

    If the Contract is used in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights under the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change Annuity Options, or make a partial or full surrender of the Contract.

    In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Internal Revenue Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

    There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

  (c)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

    When issued in connection with a Qualified Plan, a Contract will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

    Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), distributions from certain Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA.

    The Contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Internal Revenue Code, or a "Simple IRA" under Section 408(p) of the Code.

    IRAs generally may not invest in life insurance contracts, but an annuity that is purchased by, or used as, an IRA may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

Roth IRAs.

    Section 408A of the Internal Revenue Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains age 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled or; (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Internal Revenue Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans. The state tax treatment of a Roth IRA may differ from federal tax treatment of a Roth IRA.

    As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs).

Corporate and Self-employed ("H.R. 10" and "Keogh") Pension and Profit-sharing Plans.

    Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants.

Section 403(b) Policies.

    Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Policy" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts. In particular, purchasers and their advisers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Policy. Even if the IRS characterized the benefit under the Contract as an incidental death benefit, the death benefit is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Policy.

    Section 403(b) Policies contain restrictions on withdrawals of:

  (i)
  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)
  earnings on those contributions; and

  (iii)
  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) Policy or into a Section 403(b)(7) custodial account.)

Deferred Compensation Plans of State and Local Governments and Tax-exempt Organizations.

    Section 457 of the Internal Revenue Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Direct Rollovers

    If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Internal Revenue Code, or is a Section 403(b) Policy, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Internal Revenue Code, qualified annuity plan under section 403(a) of the Internal Revenue Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Internal Revenue Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

The Contract

    The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code and applicable regulations.

Error In Age Or Gender

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after we receive proof of age and gender (where applicable) we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Overpayments and underpayments will accrue interest at an annual effective rate of 3%.

Incontestability

    We will not contest the Contract.

Non-participation

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment

    You have the right to assign the Contract if it is a Non-Qualified Contract. We do not assume responsibility for the assignment. Any claim made under an assignment is subject to proof of the nature and extent of the assignee's interest prior to payment by us. Assignments have federal income tax consequences. (See "Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

    All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

    At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

    Benefits due under this Contract are payable from our administrative office. The Owner may apply the settlement proceeds to any payout option we offer for such payments at the time the election is made. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time the payment is made. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

No Default

    The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

    Protective Life reserves the right to stop offering the Contracts at any time. Investment Distributors, Inc. serves as principal underwriter (as defined in the 1940 Act) for the Contracts. Investment Distributors, Inc. has agreed to use its best efforts to sell the Contracts. Investment Distributors, Inc. is a wholly-owned subsidiary of PLC and has the same address as Protective Life. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell Protective Life's Contracts and who are also registered representatives of broker/ dealers having a distribution agreement with Investment Distributors, Inc. or broker/dealers having a distribution agreement with such broker/dealer. Investment Distributors, Inc. is an affiliate of Protective Life and Annuity Insurance Company and is registered with the SEC under the Securities Exchange Act of 1934 as a broker/dealer. Investment Distributors, Inc. is a member of the National Association of Securities Dealers, Inc. The maximum commission Protective Life will pay is 7% of the Purchase Payments for the sale of a Contract, not including subsequent asset-based commissions.

Inquiries

    You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

YEAR 2000 COMPUTER COMPLIANCE ISSUES

    As of March 31, 2000, Protective Life has had no Year 2000 issues which have impaired its operations. Although Protective believes it has made all of the modifications necessary for its systems to process transactions dated beyond 1999, it is possible that Year 2000 issues involving Protective Life or its service providers may emerge during 2000. Therefore, there can be no assurances that the Year 2000 issue will not otherwise adversely affect Protective.

    Should some of Protective Life's systems become unavailable due to Year 2000 problems, in a reasonably likely worst case scenario, Protective could experience delays in its ability to perform certain functions, but we do not expect an inability to perform critical functions or to otherwise conduct business. However, other worst case scenarios could have an adverse effect on Protective and its operations.

LEGAL PROCEEDINGS

    There are at present no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. Protective Life is involved in pending and threatened proceedings in which claims for monetary damages or penalties may be asserted. Management, after consultation with legal counsel, does not believe that such proceedings are material, nor does it anticipate the ultimate liability arising from any such proceeding would be material, to Protective Life in relation to its total assets. Such proceedings are not related to the Variable Account.

VOTING RIGHTS

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner has no voting rights.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other materials relating to the appropriate Fund.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 1999, and 1998 and the related statements of operations and changes in net assets for the year ended December 31, 1999, and 1998 as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years ended December 31, 1999 and the related financial statement schedules as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

    Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Investment Products Division, customer service center at the address shown on the cover.

    Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity issued by Protective Life and Annuity Insurance Company.

Name                                                                             Social Security No.

Address

City, State, Zip

Daytime Telephone Number

PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: 1-800-866-3555
 STATEMENT OF ADDITIONAL INFORMATION
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
THE PROTECTIVE VARIABLE ANNUITY
AN INDIVIDUAL FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

    This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Variable Annuity, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2000.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

2

CALCULATION OF YIELDS AND TOTAL RETURNS

    From time to time, Protective Life and Annuity may disclose yields, total returns, and other performance data pertaining to the Contracts for a Sub-Account. Such performance data will be computed or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

    Because of the charges and deductions imposed under a Contract, yields for the Sub-Accounts will be lower than the yields for their respective Funds. The calculations of yields, total returns, and other performance data do not reflect the effect of premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.50% of premium based on the state in which the Contract is sold. New York does not currently impose a premium tax.

Oppenheimer Money Fund Sub-Account Yield

    From time to time, advertisements and sales literature may quote the current annualized yield of the Oppenheimer Money Fund Sub-Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gain, or losses on shares of the Oppenheimer Variable Account Funds Money Fund or on its portfolio securities.

    This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven day period in value of a hypothetical account under a Contract having a balance of 1 Accumulation Unit of the Oppenheimer Money Fund Sub-Account at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Oppenheimer Variable Account Funds Money Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract attributable to the hypothetical account. The charges and deductions reflect the per unit charges for the hypothetical account for: 1) the Annual Contract Maintenance Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit Contract Maintenance Fee is used based on the $30 Contract Maintenance Fee deducted at the end of each Contract Year. Current Yield will be calculated according to the following formula:

      Current Yield = ((NCS-ES)/UV) × (365/7)

    Where:

NCS
the net change in the value of the Fund (exclusive of unrealized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical Account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

    The effective yield of the Oppenheimer Money Fund Sub-Account determined on a compounded basis for the same seven-day period may also be quoted.

    The effective yield is calculated by compounding the unannualized base period return according to the following formula:

      Effective Yield = (1+((NCS-ES)/UV))365/7 - 1

3

    Where:

NCS
the net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

    Because of the charges and deductions imposed under the Contract, the current and effective yields for the Oppenheimer Money Fund Sub-Account will be lower than such yields for the Oppenheimer Variable Account Funds Money Fund.

    The current and effective yields on amounts held in the Oppenheimer Money Fund Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Oppenheimer Money Fund Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Oppenheimer Variable Account Funds Money Fund, the types of quality of portfolio securities held by the Oppenheimer Variable Account Funds Money Fund and the Oppenheimer Variable Account Funds Money Fund operating expenses. Yields on amounts held in the Oppenheimer Money Fund Sub-Account may also be presented for periods other than a seven day period.

Other Sub-Account Yields

    From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Sub-Accounts (except the Oppenheimer Money Fund Sub-Account) for a Contract for 30-day or one-month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

    The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Sub-Account Accumulation Units less Sub-Account expenses for the period; by 2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include the Annual Contract Maintenance Fee, the Administration Charge and the Mortality and Expense Risk Charge. The yield calculation assumes a Contract Maintenance Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 31-day or one-month yield, an average administration fee per dollar of Contract value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30-day or one-month period. The 30 day or one month yield is calculated according to the following formula:

      Yield = 2 × [(((NI-ES)/ (U × UV))+1)6 - 1]

    Where:

NI	net income of the Fund for the 30 day or one month period attributable to the Sub-Account Accumulation Units.
ES	expenses of the Sub-Account for the 30 day or one month period.
U	the average number of Accumulation Units outstanding.
UV	the Accumulation Unit value as of the end of the last day in the 30 day or one month period.

4

    Because of the charges and deductions imposed under the Contracts, the yield for the Sub-Account will be lower than the yield for the corresponding Fund.

    The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and its operating expenses.

    Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of Purchase Payments during the seven years prior to the surrender (including the year in which the surrender is made) on amounts surrendered.

Total Returns

    From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Sub-Accounts for various periods of time.

    Until a Sub-Account has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

    Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date of each period for which total return quotations are provided will generally be for the most recent month-end practicable considering the type and media of the communication and will be stated in the communication.

    All average annual total returns will be calculated using Sub-Account unit values computed on each Valuation Day based on the performance of the Sub-Account's underlying Fund, the deductions for the mortality and expense risk charge and the administration charge.

    The standard average annual total return calculation assumes that the contract maintenance fee is $30 per year per contract, expressed as a percentage of the average Contract Value. For any period less than eight years, the standard average annual total return will also reflect the deduction of a surrender charge. The standard average annual total return will be calculated according to the following formula:

      TR = (ERV/P)1/N - 1

    Where:

TR	=	the average annual total return net of Sub-Account recurring charges.
ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
P	=	a hypothetical single Purchase Payment of $1,000.
N	=	the number of years in the period.

    In addition to standard average annual total returns, sales literature or advertisements may from time to time also quote nonstandard average annual total returns that do not reflect the contract maintenance fee or the surrender charge. These nonstandard average annual total returns are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the contract maintenance fee or the deduction of a surrender charge.

5

    Protective Life may also disclose cumulative total returns in conjunction with the formats described above. The cumulative total returns will be calculated using the following formula:

      CTR = (ERV/P) - 1

    Where:

CTR	=	The cumulative total return net of Sub-Account recurring charges for the period.
ERV	=	The ending value of the hypothetical investment at the end of the period that does not take into account the contract maintenance fee or the surrender charge.
P	=	A hypothetical single Purchase Payment of $1,000.

Effect of The Contract Maintenance Fee On Performance Data

    The Contract provides for a $30 annual contract maintenance fee to be deducted at the end of each Contract Year from the Sub-Accounts based on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the contract maintenance fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Account value of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

    Title to the assets of the Variable Account are held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

    Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

    The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

    Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Alabama which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

    Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

6

LEGAL MATTERS

    Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

    The statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 1999 and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 and the consolidated balance sheets of Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity and cash flows for each of the three years in the period ended December 31, 1999 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been included herein in reliance on the report of PricewaterhouseCoopers LLP of Birmingham, AL, independent accountants, given on the authority of that firm as experts in accounting and auditing.

OTHER INFORMATION

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 1999 and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 as well as the Report of Independent Accountants are contained herein.

    Financial Statements follow this page.

7

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life and Annuity Insurance Company

    In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets listed in the accompanying index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of the Variable Annuity Account A of Protective Life (the Separate Account) at December 31, 1999 and 1998, and the results of its operations and changes in net assets for the years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

March 23, 2000
Birmingham, Alabama

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$627	$216	$94	$80	$802	$532	$5
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	627	216	94	80	802	532	5

Liabilities
Payable to Protective Life Insurance Company	0	1	1	1	1	0	0

Net assets	$627	$215	$93	$79	$801	$532	$5

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$43	$346	$487	$346	$93	$75	$3
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	43	346	487	346	93	75	3

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	0	0	0

Net assets	$43	$346	$487	$345	$93	$75	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$129	$240	$633	$1	$157	$45	$0
Receivable from Protective Life Insurance Company	0	0	0	0	1	0	0

Total assets	129	240	633	1	158	45	0

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	0	0	0

Net assets	$129	$240	$633	$0	$158	$45	$0

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$0	$0	$4,954
Receivable from Protective Life Insurance Company	0	0	1

Total assets	0	0	4,955

Liabilities
Payable to Protective Life Insurance Company	0	0	6

Net assets	$0	$0	$4,949

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$0	$72	$6	$4	$15	$34	$37	$0	$11

Total assets	0	72	6	4	15	34	37	0	11

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0	0	0

Net assets	$0	$72	$6	$4	$15	$34	$37	$0	$11

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Assets
Investment in sub-accounts at market value	$4	$8	$11	$0	$5	$3	$18	$9	$237

Total assets	4	8	11	0	5	3	18	9	237

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0	0	0

Net assets	$4	$8	$11	$0	$5	$3	$18	$9	$237

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0
Expense
Mortality and expense risk and administrative charges	5	1	1	1	5	2	0

Net investment income (loss)	(5)	(1)	(1)	(1)	(5)	(2)	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	0	0	0
Capital gain distribution	5	2	0	0	2	3	0

Net realized gain (loss) on investments	6	2	0	0	2	3	0
Net unrealized appreciation (depreciation) on investments during the period	25	34	0	1	86	74	0

Net realized and unrealized gain (loss) on investments	31	36	0	1	88	77	0

Net increase (decrease) in net assets resulting from operations	$26	$35	$(1)	$0	$83	$75	$0

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$1	$0	$1	$0	$0	$0	$0
Expense
Mortality and expense risk and administrative charges	0	1	3	2	0	0	0

Net investment income (loss)	1	(1)	(2)	(2)	0	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	2	0	0	0	1	0
Capital gain distribution	3	0	3	0	0	0	0

Net realized gain (loss) on investments	3	2	3	0	0	1	0
Net unrealized appreciation (depreciation) on investments during the period	(1)	119	76	27	1	11	0

Net realized and unrealized gain (loss) on investments	2	121	79	27	1	12	0

Net increase (decrease) in net assets resulting from operations	$3	$120	$77	$25	$1	$12	$0

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$0	$1	$0	$1	$0	$0
Expense
Mortality and expense risk and administrative charges	0	1	4	0	0	0	0

Net investment income (loss)	0	(1)	(3)	0	1	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0
Capital gain distribution	0	1	1	0	0	0	0

Net realized gain (loss) on investments	0	1	1	0	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	33	42	74	0	2	9	0

Net realized and unrealized gain (loss) on investments	33	43	75	0	2	9	0

Net increase (decrease) in net assets resulting from operations	$33	$42	$72	$0	$3	$9	$0

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$4
Expense
Mortality and expense risk and administrative charges	0	0	26

Net investment income (loss)	0	0	(22)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	4
Capital gain distribution	0	0	20

Net realized gain (loss) on investments	0	0	24
Net unrealized appreciation (depreciation) on investments during the period	0	0	613

Net realized and unrealized gain (loss) on investments	0	0	637

Net increase (decrease) in net assets resulting from operations	$0	$0	$615

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$0	$1	$0	$0	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	0	0	0	0	0	0	0	0	0

Net investment income (loss)	0	1	0	0	0	0	0	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0	0	0
Capital gain distribution	0	5	0	0	2	0	1	0	1

Net realized gain (loss) on investments	0	5	0	0	2	0	1	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(5)	0	0	(1)	2	2	0	0

Net realized and unrealized gain (loss) on investments	0	0	0	0	1	2	3	0	1

Net increase (decrease) in net assets resulting from operations	$0	$1	$0	$0	$1	$2	$3	$0	$1

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0	$0	$1
Expense
Mortality and expense risk and administrative charges	0	0	0	0	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0	0	0	0	1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	0	0	9

Net realized gain (loss) on investments	0	0	0	0	0	0	0	0	9
Net unrealized appreciation (depreciation) on investments during the period	1	2	1	0	1	1	3	0	7

Net realized and unrealized gain (loss) on investments	1	2	1	0	1	1	3	0	16

Net increase (decrease) in net assets resulting from operations	$1	$2	$1	$0	$1	$1	$3	$0	$17

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(4)	$(1)	$(1)	$(1)	$(5)	$(2)	$0
Net realized gain (loss) on investments	5	2	0	0	2	3	0
Net unrealized appreciation (depreciation of investments during the period	25	34	0	1	86	74	0

Net increase (decrease) in net assets resulting from operations	26	35	(1)	0	83	75	0

From variable annuity contract transactions
Contract owners' net payments	499	141	75	72	576	324	5
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	(12)	(2)	0	(2)	(1)	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	42	35	15	(6)	109	96	0

Net increase in net assets resulting from variable annuity contract transactions	529	174	90	64	684	420	5

Net increase in net assets	555	209	89	64	767	495	5
Net assets, beginning of year	72	6	4	15	34	37	0

Net assets, end of year	$627	$215	$93	$79	$801	$532	$5

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$1	$(1)	$(2)	$(2)	$0	$0	$0
Net realized gain (loss) on investments	3	$2	3	0	0	1	0
Net unrealized appreciation (depreciation of investments during the period	(1)	119	76	27	1	11	0

Net increase (decrease) in net assets resulting from operations	3	120	77	25	1	12	0

From variable annuity contract transactions
Contract owners' net payments	13	138	370	204	58	63	3
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	0	(1)	(1)	0	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	16	84	33	106	34	0	0

Net increase in net assets resulting from variable annuity contract transactions	29	222	402	309	92	63	3

Net increase in net assets	32	342	479	334	93	75	3
Net assets, beginning of year	11	4	8	11	0	0	0

Net assets, end of year	$43	$346	$487	$345	$93	$75	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$0	$(1)	$(3)	$0	$1	$0	$0
Net realized gain (loss) on investments	0	1	1	0	0	0	0
Net unrealized appreciation (depreciation of investments during the period	33	42	74	0	2	9	0

Net increase (decrease) in net assets resulting from operations	33	42	72	0	3	9	0

From variable annuity contract transactions
Contract owners' net payments	60	136	459	91	115	36	0
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	(4)	0	0	0	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	31	63	84	(91)	31	0	0

Net increase in net assets resulting from variable annuity contract transactions	91	195	543	0	146	36	0

Net increase in net assets	124	237	615	0	149	45	0
Net assets, beginning of year	5	3	18	0	9	0	0

Net assets, end of year	$129	$240	$633	$0	$158	$45	$0

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$(22)
Net realized gain (loss) on investments	0	0	24
Net unrealized appreciation (depreciation of investments during the period	0	0	613

Net increase (decrease) in net assets resulting from operations	0	0	615

From variable annuity contract transactions
Contract owners' net payments	0	0	3,438
Contract maintenance fees	0	0	0
Surrenders	0	0	(24)
Death benefits	0	0	0
Transfers (to) from other portfolios	0	0	683

Net increase in net assets resulting from variable annuity contract transactions	0	0	4,097

Net increase in net assets	0	0	4,712
Net assets, beginning of year	0	0	237

Net assets, end of year	$0	$0	$4,949

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$0	$1	$0	$0	$0	$0	$0	$0	$0
Net realized gain on investments	0	5	0	0	2	0	1	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(5)	0	0	(1)	2	2	0	0

Net increase (decrease) in net assets resulting from operations	0	1	0	0	1	2	3	0	1

From variable annuity contract transactions
Contract owners' net payments	20	62	5	4	13	28	29	0	10
Surrenders	(20)	0	0	0	0	0	0	0	0
Transfers (to) from other portfolios	0	9	1	0	1	4	5	0	0

Net increase in net assets resulting from variable annuity contract transactions	0	71	6	4	14	32	34	0	10

Total increase (decrease) in net assets	0	72	6	4	15	34	37	0	11
Net assets, beginning of year	0	0	0	0	0	0	0	0	0

Net assets, end of year	$0	$72	$6	$4	$15	$34	$37	$0	$11

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$0	$0	$0	$0	$1
Net realized gain (loss) on investments	0	0	0	0	0	0	0	0	9
Net unrealized appreciation (depreciation of investments during the period	1	2	1	0	1	1	3	0	7

Net increase (decrease) in net assets resulting from operations	1	2	1	0	1	1	3	0	17

From variable annuity contract transactions
Contract owners' net payments	3	6	10	0	4	1	11	9	215
Surrenders	0	0	0	0	0	0	0	0	(20)
Transfers (to) from other portfolios	0	0	0	0	0	1	4	0	25

Net increase in net assets resulting from variable annuity contract transactions	3	6	10	0	4	2	15	9	220

Total increase (decrease) in net assets
Net increase in net assets	4	8	11	0	5	3	18	9	237

Net assets, beginning of year	0	0	0	0	0	0	0	0	0

Net assets, end of year	$4	$8	$11	$0	$5	$3	$18	$9	$237

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 1999 and 1998
(In Thousands)

1. ORGANIZATION

    The Variable Annuity Account A of Protective Life (Separate Account) was established by Protective Life and Annuity Insurance Company (PLAIC) on December 1, 1997, with sales beginning August 21, 1998. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

    PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company in exchange for shares of the corresponding portfolio. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added December 1, 1997 with sales beginning August 21, 1998. The Separate Account invests contract owners' funds in exchange for shares in the independent funds and holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added May 1, 1999, with sales beginning in 1999. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets in the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of PLAIC.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC's General Account. The assets of PLAIC's General Account support its insurance and annuity obligations and are subject to PLAIC's general liabilities from business operations. The Guaranteed Account's value for the years ended December 31, 1999 and 1998 was $3.9 million and $0.5 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

    Pursuant to the terms of an agreement with PLAIC, Protective Life Insurance Company, an affiliated company, administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

2. SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION — Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    REALIZED GAINS AND LOSSES — Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS — Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of Protective Investment Company, an affiliated entity.

    USE OF ESTIMATES — The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES — The operation of the Separate Account is included in the federal income tax return of PLAIC. Under the provisions of the Contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3. INVESTMENTS

    At December 31, 1999 and 1998, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	1999
	Shares	Cost	Market Value
PIC Growth and Income	42,620	$607	$627
PIC International Equity	11,540	181	216
PIC Global Income	8,928	94	94
PIC Small Cap Value	9,168	79	80
PIC Core US Equity	29,545	714	802
PIC Capital Growth	20,219	455	532
Calvert Social Small Cap Growth	391	5	5
Calvert Social Balanced	19,744	44	43
MFS Emerging Growth	9,114	226	346
MFS Research	20,874	409	487
MFS Growth With Income	16,238	319	346
MFS Total Return	5,214	92	93
MFS New Discovery	4,359	64	75
MFS Utilities	141	3	3
Oppenheimer Aggressive Growth	1,565	95	129
Oppenheimer Capital Appreciation	4,809	198	240
Oppenheimer Growth and Income	25,713	557	633
Oppenheimer Money Fund	514	1	1
Oppenheimer Strategic Bond	31,502	155	157
Oppenheimer Global Securities	1,340	35	45
Oppenheimer High Income	0	0	0
Van Eck Hard Asset	0	0	0
Van Eck Real Estate	0	0	0

	263,538	$4,333	$4,954

	1998
	Shares	Cost	Market Value
PIC Money Market	0	$0	$0
PIC Growth and Income	5,107	77	72
PIC International Equity	421	6	6
PIC Global Income	352	4	4
PIC Small Cap Value	1,719	15	15
PIC Core US Equity	1,550	33	34
PIC Capital Growth	1,751	34	37
Calvert Social Small Cap Growth	0	0	0
Calvert Social Balanced	5,257	11	11
MFS Emerging Growth	177	3	4
MFS Research	422	6	8
MFS Growth With Income	564	11	11
MFS Total Return	0	0	0
Oppenheimer Aggressive Growth	116	4	5
Oppenheimer Growth	87	3	3
Oppenheimer Growth and Income	884	15	18
Oppenheimer Strategic Bond	1,761	9	9

	20,168	$231	$237

    During the year ended December 31, 1999, transactions in shares were as follows:

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE U.S. Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	38,681	11,477	8,600	8,906	28,515	19,112	391
Shares received from reinvestment of dividends	366	130	25	1	89	121	0

Total shares acquired	39,047	11,607	8,625	8,907	28,604	19,233	391
Shares redeemed	(1,534)	(488)	(49)	(1,458)	(609)	(765)	0

Net increase in shares owned	37,513	11,119	8,576	7,449	27,995	18,468	391
Shares owned, beginning of period	5,107	421	352	1,719	1,550	1,751	0

Shares owned, end of period	42,620	11,540	8,928	9,168	29,545	20,219	391

Cost of shares acquired	$552	$182	$90	$76	$697	$440	$5

Cost of shares redeemed	$(22)	$(7)	$(1)	$(13)	$(16)	$(19)	$0

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	12,853	10,003	20,536	15,743	5,224	4,284	216
Shares received from reinvestment of dividends	1,888	0	174	21	21	78	0

Total shares acquired	14,741	10,003	20,710	15,764	5,245	4,362	216
Shares redeemed	(254)	(1,066)	(258)	(90)	(31)	(3)	(75)

Net increase in shares owned	14,487	8,937	20,452	15,674	5,214	4,359	141
Shares owned, beginning of period	5,257	177	422	564	0	0	0

Shares owned, end of period	19,744	9,114	20,874	16,238	5,214	4,359	141

Cost of shares acquired	$33	$252	$408	$310	$92	$64	$5

Cost of shares redeemed	$(1)	$(28)	$(5)	$(2)	$(1)	$0	$(1)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	1,480	4,818	24,908	140,130	29,621	1,343	0
Shares received from reinvestment of dividends	0	19	93	149	241	0	0

Total shares acquired	1,480	4,837	25,001	140,279	29,862	1,343	0
Shares redeemed	(31)	(115)	(172)	(139,765)	(121)	(3)	0

Net increase in shares owned	1,449	4,722	24,829	514	29,741	1,340	0
Shares owned, beginning of period	116	87	884	0	1,761	0	0

Shares owned, end of period	1,565	4,809	25,713	514	31,502	1,340	0

Cost of shares acquired	$93	$199	$546	$140	$147	$36	$0

Cost of shares redeemed	$(2)	$(4)	$(4)	$(140)	$(1)	$0	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	0	0
Shares received from reinvestment of dividends	0	0

Total shares acquired	0	0
Shares redeemed	0	0

Net increase in shares owned	0	0
Shares owned, beginning of period	0	0

Shares owned, end of period	0	0

Cost of shares acquired	$0	$0

Cost of shares redeemed	$0	$0

    During the year ended December 31, 1998, transactions in shares were as follows:

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Shares purchased	20,000	4,705	402	336	1,501	1,527	1,718	0	4,885
Shares received from reinvestment of dividends	46	412	20	17	221	25	37	0	383

Total shares acquired	20,046	5,117	422	353	1,722	1,552	1,755	0	5,268
Shares redeemed	(20,046)	(10)	(1)	(1)	(3)	(2)	(4)	0	(11)

Net increase in shares owned	0	5,107	421	352	1,719	1,550	1,751	0	5,257
Shares owned, beginning of period	0	0	0	0	0	0	0	0	0

Shares owned, end of period	0	5,107	421	352	1,719	1,550	1,751	0	5,257

Cost of shares acquired	$20	$77	$6	$4	$15	$33	$34	$0	$11

Cost of shares redeemed	$(20)	$0	$0	$0	$0	$0	$0	$0	$0

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond
Shares purchased	177	423	564	0	116	87	887	1,763
Shares received from reinvestment of dividends	0	0	0	0	0	0	0	0

Total shares acquired	177	423	564	0	116	87	887	1,763
Shares redeemed	0	(1)	0	0	0	0	(3)	(2)

Net increase in shares owned	177	422	564	0	116	87	884	1,761
Shares owned, beginning of period	0	0	0	0	0	0	0	0

Shares owned, end of period	177	422	564	0	116	87	884	1,761

Cost of shares acquired	$3	$6	$11	$0	$4	$3	$15	$9

Cost of shares redeemed	$0	$0	$0	$0	$0	$0	$0	$0

4. RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by PLAIC in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality and expense risk, and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the contract.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owners
Protective Life and Annuity Insurance Company
Birmingham, Alabama

   In our opinion, the financial statements listed in the index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of Protective Life and Annuity Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

February 23, 2000
Birmingham, Alabama

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF INCOME

	Year Ended December 31
	1999	1998	1997
REVENUES
Premiums and policy fees	$56,989,060	$23,242,432	$11,420,914
Reinsurance ceded	(20,858,094)	(13,475,288)	(3,005,081)

Net of reinsurance ceded	36,130,966	9,767,144	8,415,833
Net investment income	28,714,951	10,678,166	6,233,845
Realized investment gains (losses)	89,550	127,769	(59,889)
Other income (loss)	90,289	(598)	8,718

	65,025,756	20,572,481	14,598,507

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 1999-$17,399,370; 1998-$18,523,397; 1997-$4,430,527)	32,207,147	9,261,000	9,075,762
Amortization of deferred policy acquisition costs	6,835,492	1,711,138	320,288
Other operating expenses (net of reinsurance ceded: 1999-$291,274; 1998-$247,095; 1997-$60,900)	12,925,932	6,246,819	2,406,314

	51,968,571	17,218,957	11,802,364

INCOME BEFORE INCOME TAX	13,057,185	3,353,524	2,796,143

INCOME TAX EXPENSE
Current			548,581
Deferred	3,656,012	938,986	402,108

	3,656,012	938,986	950,689

NET INCOME	9,401,173	2,414,538	1,845,454
PREFERRED STOCK DIVIDENDS		100,000	100,000

INCOME AVAILABLE TO COMMON SHARE OWNER	$9,401,173	$2,314,538	$1,745,454

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

BALANCE SHEETS

	December 31
	1999	1998
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 1999-$384,291,937; 1998-$346,561,571)	$366,838,300	$360,113,277
Mortgage loans on real estate	3,683,311	7,900,221
Investment real estate, net of accumulated depreciation (1999-$3,750)	1,096,250
Policy loans	54,824,429	54,103,044
Short-term investments	7,493,877	18,267,431

Total investments	433,936,167	440,383,973
Cash	4,021,839
Accrued investment income	7,718,388	7,597,305
Accounts and premiums receivable, net of allowance for uncollectible amounts (1999-$7,000; 1998-$7,000)	4,256,931	673,967
Reinsurance receivables	26,779,589	22,405,337
Deferred policy acquisition costs	127,792,025	133,275,451
Other assets	41,731	55,968
Assets related to separate accounts
Variable annuity	4,951,159	237,565

	$609,497,829	$604,629,566

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$445,284,973	$439,842,102
Unearned premiums	7,852,424	2,487,277

	453,137,397	442,329,379
Annuity deposits	12,253,056	3,434,342
Other policyholders' funds	5,410,510	12,143,006
Other liabilities	18,338,059	7,941,276
Deferred income taxes	109,523	7,305,381
Liabilities related to separate accounts
Variable annuity	4,951,159	237,565

Total liabilities	494,199,704	473,390,949

	December 31
	1999	1998
COMMITMENTS AND CONTINGENT LIABILITIES — NOTE F
SHARE-OWNERS' EQUITY
Preferred Stock, $1.00 par value, shares authorized, issued and outstanding: 2,000	2,000	2,000
Common Stock, $10.00 par value
Shares authorized: 1999 and1998-500,000
Shares issued and outstanding: 1999 and 1998-250,000	2,500,000	2,500,000
Additional paid-in capital	101,386,324	101,574,516
Retained earnings	22,754,665	18,353,492
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 1999-($6,108,773); 1998-$4,743,097)	(11,344,864)	8,808,609

Total share-owners' equity	115,298,125	131,238,617

	$609,497,829	$604,629,566

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF SHARE-OWNERS' EQUITY

	Preferred Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Net Unrealized Gains (Losses) On Investments	Total Share-Owners' Equity
Balance, December 31, 1996	$2,000	$2,000,000	$6,200,000	$14,793,500	$(448,387)	$22,547,113

Net income for 1997				1,845,454		1,845,454
Increase in net unrealized gains on investments (net of income tax: $602,348)					1,118,646	1,118,646
Reclassification adjustment for amounts included in net income (net of income tax: $20,961)					38,928	38,928

Comprehensive income for 1997						3,003,028

Preferred dividends ($50 per share)				(100,000)		(100,000)

Balance, December 31, 1997	2,000	2,000,000	6,200,000	16,538,954	709,187	25,450,141

Net income for 1998				2,414,538		2,414,538
Increase in net unrealized gains on investments (net of income tax-$4,405,946)					8,182,472	8,182,472
Reclassification adjustment for amounts included in net income (net of income tax: ($44,719))					(83,050)	(83,050)

Comprehensive income for 1998						10,513,960

Common stock dividend (50,000 shares)		500,000		(500,000)
Preferred dividends ($50 per share)				(100,000)		(100,000)
Capital contribution from Protective			95,374,516			95,374,516

Balance, December 31, 1998	2,000	2,500,000	101,574,516	18,353,492	8,808,609	131,238,617

Net income for 1999				9,401,173		9,401,173
Decrease in net unrealized gains on investments (net of income tax: ($(10,820,527))					(20,095,265)	(20,095,265)
Reclassification adjustment for amounts included in net income (net of income tax: ($31,342))					(58,208)	(58,208)

Comprehensive loss for 1999						(10,752,300)

Reduction in paid in capital			(188,192)			(188,192)
Common dividends ($20 per share)				(5,000,000)		(5,000,000)

Balance, December 31, 1999	$2,000	$2,500,000	$101,386,324	$22,754,665	$(11,344,864)	$115,298,125

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

	December 31
	1999	1998	1997
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,401,173	$2,414,538	$1,845,454
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains)/losses	(89,550)	(127,769)	59,889
Amortization of deferred policy acquisition costs	6,835,492	1,711,138	320,288
Capitalization of deferred policy acquisition costs	(1,352,066)	(783,304)
Deferred income taxes	3,656,012	938,986	1,025,417
Interest credited to universal life and investment products	12,171,689	2,422,680	1,059,710
Policy fees assessed on universal life and investment products	(18,758,319)	(1,004,958)	(1,048,883)
Change in accrued investment income and other receivables	(8,078,299)	(19,671,587)	2,020,726
Change in policy liabilities and other policyholder funds of traditional life and health products	(6,313,259)	12,188,685	(8,576,735)
Change in other liabilities	10,396,783	(1,023,377)	200,205
Other (net)	14,237	14,841	(79,787)

Net cash provided by (used in) operating activities	7,883,893	(2,920,127)	(3,173,716)

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	256,525,416	1,164,896,631	135,907,273
Other	2,701,003	3,018,788	3,661,121
Sale of investments:
Investments available for sale	17,961,720	210,129,485	4,386,839
Other		435,000
Cost of investments acquired:
Investments available for sale	(301,844,318)	(1,371,845,622)	(139,669,118)

Net cash provided by (used in) investing activities	(24,656,179)	6,634,282	4,286,115

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends to share owners	(5,000,000)	(100,000)	(100,000)
Investment product deposits and change in universal life deposits	50,693,411	7,980,628	(368,379)
Investment product withdrawals	(24,899,286)	(13,812,984)

Net cash provided by (used in) financing activities	20,794,125	(5,932,356)	(468,379)

INCREASE (DECREASE) IN CASH	4,021,839	(2,218,201)	644,020
CASH AT BEGINNING OF YEAR	0	2,218,201	1,574,181

CASH AT END OF YEAR	$4,021,839	$0	$2,218,201

	December 31
	1999	1998	1997
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Income taxes	$0	$350,000	$548,581
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisitions and bulk reinsurance assumptions:
Assets acquired		$247,894,180
Liabilities assumed		(380,405,180)

Net		$(132,511,000)

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying financial statements of Protective Life and Annuity Insurance Company ("the Company") are prepared on the basis of accounting principles generally accepted in the United States. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

   The Company was founded in 1978 as American Foundation Life Insurance Company. Effective March 1, 1999, the Company's name was changed to Protective Life and Annuity Insurance Company. Since 1983, all outstanding shares of the Company's common stock have been owned by Protective Life Insurance Company ("Protective"), which is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company domiciled in the state of Delaware. All outstanding shares of the Company's preferred stock are owned by PLC.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

  Nature of Operations

    The Company, since it is licensed in the State of New York, is the entity through which PLC markets, distributes, and services insurance and annuity products in New York. The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

  Recently Issued Accounting Standards

    In 1997, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" SFAS No. 130, "Reporting Comprehensive Income;" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information."

   In 1999, the Company adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," and Statement of Position 98-1, 'Accounting for the Costs of Computer software Developed or Obtained for Internal Use," and Statement of Positions 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants.

   The adoption of these accounting standards did not have a material effect on the Company's financial statements.

   The Financial Accounting Standards Board has issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. Effective January 1, 2001, SFAS No. 133 will require the Company to report derivative financial instruments on the balance sheet and to carry such derivatives at fair value. The fair values of derivatives increase or decrease as interest rates change. Under SFAS No. 133, changes in fair value are reported as a component of net income or as a change to share-owners' equity, depending upon the nature of the derivative. Although the adoption of SFAS No. 133 will not affect the Company's operations, adoption will introduce volatility into the Company's reported net income and share-owners' equity as interest rates change.

The Company has not estimated the potential effect SFAS No. 133 will have on its net income and share-owners' equity.

  Investments

    The Company has classified all of its investments in fixed maturities and short-term investments as "available for sale."

   Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds and redeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Short-term investments — at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition.

   As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses, net of income tax, reported as a component of share-owners' equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect the Company's operations, its reported share-owners' equity will fluctuate significantly as interest rates change.

   The Company's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	1999	1998
Total investments	$451,389,804	$426,832,267
Deferred policy acquisition costs	127,792,025	133,275,451
All other assets	47,769,637	30,970,142

	$626,951,466	$591,077,860

Deferred income taxes	$6,218,296	$2,562,284
All other liabilities	494,090,181	466,085,568

	500,308,477	468,647,852
Share-owners' equity	126,642,989	122,430,008

	$626,951,466	$591,077,860

   Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Separate Accounts

    The assets and liabilities related to separate accounts in which the Company does not bear the investment risk are valued at market and reported separately in the accompanying financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life and Health Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

    Activity in the liability for unpaid claims is summarized as follows:

	1999	1998	1997
Balance beginning of year	$4,089,659	$3,724,904	$5,008,998
Less reinsurance	494,064	203,199	801,709

Net balance beginning of year	3,595,595	3,521,705	4,207,289

Incurred related to:
Current year	10,485,712	7,178,869	5,947,439
Prior year	(501,227)	(173,472)	(331,984)

Total incurred	9,984,485	7,005,397	5,615,455

Acquisitions and reserve transfers	338,940
Paid related to:
Current year	8,999,287	5,904,526	4,913,958
Prior year	286,811	1,026,981	1,387,081

Total paid	9,286,098	6,931,507	6,301,039

Net balance end of year	4,632,922	3,595,595	3,521,705
Plus reinsurance	4,924,705	494,064	203,199

Balance end of year	$9,557,627	$4,089,659	$3,724,904

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1999.

  The Company's accounting policies with respect to variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are being amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed.

   The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. The Company amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8.0%. The unamortized present value of future profits was approximately $125.6 million at December 31, 1999. During 1999, $0.8 million of present value of future profits on acquisitions made during the year was capitalized and $6.4 million was amortized.

  Income Taxes

    The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principles generally accepted in the United States ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners' equity, (e) agents' debit balances and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and share-owners' equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	1999	1998	1997	1999	1998	1997
In conformity with statutory reporting practices:	$12,659,788	$5,365,091	$2,794,015	$32,146,507	$26,256,416	$20,467,722
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	(6,133,391)	(1,711,138)	(320,288)	127,792,025	133,275,451	1,692,285
Deferred income tax	(3,656,012)	(938,986)	(402,108)	(109,523)	(7,305,381)	(2,005,168)
Asset Valuation Reserve				2,051,489	1,334,584	730,240
Interest Maintenance Reserve	93,585	(82,982)	(85,826)	366,474	460,059	161,051
Nonadmitted items				26,068	15,671	10,431
Other timing and valuation adjustments	6,437,203	(217,447)	(140,339)	(46,974,915)	(22,798,183)	4,393,580

In conformity with accounting principles generally accepted in the United States	$9,401,173	$2,414,538	$1,845,454	$115,298,125	$131,238,617	$25,450,141

   As of December 31, 1999, the Company had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $7.3 million.

   The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles (Codification). The Codification changes current statutory accounting rules in several areas. The Company has not estimated the potential effect the Codification may have on the statutory capital of the Company. The Codification will become effective January 1, 2001.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$25,258,034	$7,525,336	$4,701,611
Mortgage loans on real estate	89,178	952,437	1,146,325
Investment real estate	15,713	72,318	65,584
Policy loans	4,362,037	656,623	643,653
Other, principally short-term investments	458,761	2,083,693	112,127

	30,183,723	11,290,407	6,669,300
Investment expenses	(1,468,772)	(612,241)	(435,455)

	$28,714,951	$10,678,166	$6,233,845

   Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$194,374	$87,677	$(59,889)
Mortgage loans and other investments	(104,824)	40,092	0

	$89,550	$127,769	$(59,889)

   The Company maintains an allowance for uncollectible amounts on investments totaling $500,000 at December 31, 1999 and 1998. Additions and reductions to the allowance are included in realized investment gains (losses). There were no such additions/reductions to the allowance in 1999.

   In 1999, gross gains on the sale of investments available for sale (fixed maturities and short-term investments) were approximately $298,685 and gross losses were approximately $104,311. In 1998, gross gains were approximately $600,000 and gross losses were approximately $500,000. In 1997, gross gains were approximately $10,000 and gross losses were approximately $70,000.

   The amortized cost and estimated market values of the Company's investments classified as available for sale at December 31 are as follows:

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$6,008,883	$74,844	$34,384	$6,049,343
United States Government and authorities	10,206,255	52,292	238,867	10,019,680
States, municipalities, and political subdivisions	3,056,009	0	26,039	3,029,970
Public utilities	54,683,099	120,250	2,193,490	52,609,859
Convertibles and bonds with warrants	694,978	0	155,978	539,000
All other corporate bonds	309,642,713	71,357	15,123,622	294,590,448

	384,291,937	318,743	17,772,380	366,838,300
Short-term investments	7,493,877	0	0	7,493,877

	$391,785,814	$318,743	$17,772,380	$374,332,177

1998	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$6,488,768	$204,235	$0	$6,693,003
United States Government and authorities	8,731,486	474,109	0	9,205,595
States, municipalities, and political subdivisions	3,075,631	105,159	0	3,180,790
Public utilities	54,040,814	1,380,112	12,869	55,408,057
Convertibles and bonds with warrants	694,723	0	179,348	515,375
All other corporate bonds	273,530,149	12,673,749	1,093,441	285,110,457

	346,561,571	14,837,364	1,285,658	360,113,277
Short-term investments	18,267,431	0	0	18,267,431

	$364,829,002	$14,837,364	$1,285,658	$378,380,708

   The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$11,793,662	$11,745,441
Due after one year through five years	188,297,459	184,541,652
Due after five years through ten years	117,246,221	110,568,151
Due after ten years	66,954,595	59,983,056

	$384,291,937	$366,838,300

1998	Amortized Cost	Estimated Market Values
Due in one year or less	$28,436,528	$28,618,945
Due after one year through five years	178,463,434	185,885,380
Due after five years through ten years	78,858,516	83,976,562
Due after ten years	60,803,093	61,632,390

	$346,561,571	$360,113,277

   The approximate percentage distribution of the Company's fixed maturity investments by quality rating at December 31 is as follows:

Rating	1999	1998
AAA	6.0%	4.4%
AA	4.1	6.7
A	46.8	43.7
BBB	39.9	43.1
BB or Less	3.2	2.1

	100.0%	100.0%

   At December 31, 1999 and 1998, the Company had bonds which were rated less than investment grade of $11.9 million and $7.7 million, respectively, having an amortized cost of $12.7 million and $7.8 million, respectively.

   The change in unrealized gains (losses), net of income tax on fixed maturities for the years ended December 31 is summarized as follows:

	1999	1998	1997
Fixed maturities	$(20,153,473)	$8,099,422	$1,157,574

   At December 31, 1999, approximately 99% of the Company's mortgage loans were commercial loans of which 56% were retail, and 43% were office buildings. The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. All of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Tennessee, Alabama, Florida, Colorado, Texas and Arkansas.

   Many of the mortgage loans have call provisions after three to ten years. Assuming the loans are called at their next call dates, approximately $0.3 million would become due in 2001.

   At December 31, 1999, the average mortgage loan was $0.4 million, and the weighted average interest rate was 9.1%. The largest single mortgage loan was $1.4 million.

   At December 31, 1999, the Company's problem mortgage loans and foreclosed properties totaled $1.1 million. At December 31, 1998, the Company had no problem mortgage loans or foreclosed properties. Since the Company's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on the Company's evaluation of its mortgage loan portfolio, the Company does not expect any material losses on its mortgage loans.

   Policy loan interest rates generally range from 4.0% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    The Company's effective income tax rate varied from the maximum federal income tax rate as follows:

	1999	1998	1997
Statutory federal income tax rate applied to pretax income	35.00%	35.00%	35.00%
Tax-exempt interest	(0.20)	(3.98)	(7.20)
Other adjustments	(6.80)	(3.02)	6.20

Effective income tax rate	28.00%	28.00%	34.00%

   The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

   Details of the deferred income tax provision for the years ended December 31 are as follows:

	1999	1998	1997
Deferred policy acquisition costs	$5,095,750	$14,616,912	$(100,971)
Benefit and other policy liability changes	395,046	(11,991,104)	(72,878)
Temporary differences of investment income	(1,834,784)	398,620	(199,660)
Other items	-	(2,085,442)	775,617

	$3,656,012	$938,986	$402,108

    The components of the Company's net deferred income tax liability as of December 31 were as follows:

	1999	1998
Deferred income tax assets:
Policy and policyholder liability reserves	$11,997,694	$12,392,740
Unrealized loss on investments	7,409,865

	19,407,559	12,392,740

Deferred income tax liabilities:
Unrealized gain on investments		5,276,789
Deferred policy acquisition costs	19,517,082	14,421,332

	19,517,082	19,698,121

Net deferred income tax liability	$109,523	$7,305,381

   The Company's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. At December 31, 1999 and 1998 no amounts were payable to PLC for income tax liabilities.

Note E — Recent Acquisitions

    In October 1998, the Company coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

   In September 1999, the Company recaptured a block of credit life and disability policies which it had previously ceded.

   These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective date of the agreement.

Note F — Commitments and Contingent Liabilities

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

   A number of civil jury verdicts have been returned against insurers in the jurisdictions in which the Company does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damage suit. The Company, like other insurers, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.

Note G — Share-Owners' Equity and Restrictions

    Dividends on common stock are noncumulative and are paid as determined by the Board of Directors. At December 31, 1999, approximately $100.0 million of share-owners' equity excluding net unrealized gains and losses represented net assets of the Company that cannot be transferred in the form of dividends, loans, or advances to Protective. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to Protective by the Company in 2000 is estimated to be $12.8 million.

   During 1998 Protective made a capital contribution of $95,374,516 consisting of corporate bonds.

Note H — Preferred Stock

    Prior to November 1998, the Company's preferred stock had a provision for an annual minimum cumulative dividend, when and if declared, of $50.00 per share, and additional dividends to the extent the Company's statutory earnings for the immediately preceding year exceeded $1.0 million. The minimum dividend and any accumulation was to be paid before any dividend on any other class of capital stock was paid. The additional dividends were noncumulative and were in preference to any other dividend on any other class of capital stock. Dividends of $100,000 were declared and paid in each of 1998, and 1997 on the preferred stock. Effective November 3, 1998, the Company's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed. No preferred dividends were paid in 1999.

Note I — Related Party Matters

    The Company has no employees; therefore, the Company purchases data processing, legal, investment, and other management services from PLC and other affiliates. The cost of such services was $6.3 million in 1999, $1.2 million in 1998, and $1.2 million in 1997.

   Receivables from related parties consisted of receivables from affiliates under control of PLC in the amount of $5,582,845 at December 31, 1999 and $283,402 at December 31, 1998. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

   Protective and the Company entered into a guaranty agreement on October 27, 1993, whereby Protective guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any of the Company's policies which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $10,170,685 at December 31, 1999.

   Protective and the Company also entered into a guaranty agreement on December 31, 1995, whereby Protective guaranteed that the Company will perform all of the obligations of Protective pursuant to the terms and conditions of an indemnity coinsurance agreement between Protective and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $10,337,543 at December 31, 1999.

Note J — Operating Segments

    PLC, through its subsidiaries, operates several divisions whose principal strategic focuses can be grouped into three general categories: life insurance, specialty insurance products, and retirement savings and investment products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division the Company operates in follows.

Life Insurance

    Acquisitions Division. The Acquisitions Division focuses solely on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    Dental and Consumer Benefits Division. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

   Financial Institutions Division. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

Retirement Savings and Investment Products

    Investment Products Division. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    The Company has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital).

   The Company uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

   Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

   There are no significant intersegment transactions.

    Operating segment income and assets for the years ended December 31 are as follows:

Operating Segment Income	Acquisitions	Dental and Consumer Benefits
1999
Premiums and policy fees	$32,290,715	$1,750,639
Net investment income	27,604,825	442,048
Realized investment gains (losses)
Other income	(8,718)

Total revenues	59,886,822	2,192,687

Benefits and settlement expenses	29,333,105	1,657,675
Amortization of deferred policy acquisition costs	6,334,661
Other operating expenses	12,059,458	45,833

Total benefits and expenses	47,727,224	1,703,508

Income before income tax	12,159,598	489,179
Income tax expense
Net income
1998
Premiums and policy fees	$7,414,597	$1,503,364
Net investment income	11,071,366	718,492
Realized investment gains (losses)
Other income

Total revenues	18,485,963	2,221,856

Benefits and settlement expenses	7,594,508	1,340,838
Amortization of deferred policy acquisition costs	1,535,385
Other operating expenses	5,947,115	144,257

Total benefits and expenses	15,077,008	1,485,095

Income before income tax	3,408,955	736,761
Income tax expense

Net income

1997
Premiums and policy fees	$4,231,380	$4,158,505
Net investment income	4,590,650	1,026,054
Realized investment gains (losses)
Other income	8,718

Total revenues	8,830,748	5,184,559

Benefits and settlement expenses	5,984,374	3,080,800
Amortization of deferred policy acquisition costs	312,874
Other operating expenses	912,398	1,493,916

Total benefits and expenses	7,209,646	4,574,716

Income before income tax	1,621,102	609,843
Income tax expense
Net income
Operating Segment Assets
1999
Investments and other assets	$424,265,907	$3,871,844
Deferred policy acquisition costs	126,247,865

Total assets	$550,513,772	$3,871,844

1998
Investments and other assets	$434,928,613	$6,642,241
Deferred policy acquisition costs	132,582,526

Total assets	$567,511,139	$6,642,241

1997
Investments and other assets	$76,644,539	$7,111,880
Deferred policy acquisition costs	1,606,596

Total assets	$78,251,135	$7,111,880

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

Operating Segment Income	Financial Institutions	Investment Products	Corporate & Other	Adjustments(1)	Total Net Income
1999
Premiums and policy fees-	$2,059,410	$30,202			$36,130,966
Net investment income-	269,670	250,000	$148,408		28,714,951
Realized investment gains (losses)-				$89,550	89,550
Other income-	89,757	9,250			90,289

Total revenues-	2,418,837	289,452	148,408	89,550	65,025,756

Benefits and settlement expenses-	974,013	242,354			32,207,147
Amortization of deferred policy acquisition costs-	500,831				6,835,492
Other operating expenses-	33,574	761,937	25,130		12,925,932

Total benefits and expenses-	1,508,418	1,004,291	25,130		51,968,571

Income before income tax-	910,419	(714,839)	123,278	89,550	13,057,185
Income tax expense-				3,656,012	3,656,012
Net income-					$9,401,173
1998
Premiums and policy fees-	$848,682	$501			$9,767,144
Net investment income-	136,472		$(1,248,164)		10,678,166
Realized investment gains (losses)-				$127,769	127,769
Other income-		(598)			(598)

Total revenues-	985,154	(97)	(1,248,164)	127,769	20,572,481

Benefits and settlement expenses-	316,900	8,754			9,261,000
Amortization of deferred policy acquisition costs-	175,753				1,711,138
Other operating expenses-	105,307	50,140			6,246,819

Total benefits and expenses-	597,960	58,894			17,218,957

Income before income tax-	387,194	(58,991)	(1,248,164)	127,769	3,353,524
Income tax expense-				938,986	938,986

Net income-					$2,414,538

1997
Premiums and policy fees-	$25,948				$8,415,833
Net investment income-			$617,141		6,233,845
Realized investment gains (losses)-				$(59,889)	(59,889)
Other income-					8,718

Total revenues-	25,948		617,141	(59,889)	14,598,507

Benefits and settlement expenses-	10,588				9,075,762
Amortization of deferred policy acquisition costs-	7,414				320,288
Other operating expenses-					2,406,314

Total benefits and expenses-	18,002				11,802,364

Income before income tax-	7,946		617,141	(59,889)	2,796,143
Income tax expense-				$950,689	950,689
Net income-					$1,845,454
Operating Segment Assets
1999
Investments and other assets-	$11,815,617	$9,812,824	$31,939,612		$481,705,804
Deferred policy acquisition costs-	1,544,160				127,792,025

Total assets-	$13,359,777	$9,812,824	$31,939,612		$609,497,829

1998
Investments and other assets-	$2,658,668	$774,504	$26,350,089		$471,354,115
Deferred policy acquisition costs-	692,925				133,275,451

Total assets-	$3,351,593	$774,504	$26,350,089		$604,629,566

1997
Investments and other assets-			$20,698,754		$104,455,173
Deferred policy acquisition costs-	$85,689				1,692,285

Total assets-	$85,689		$20,698,754		$106,147,458

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE K — REINSURANCE

    The Company assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

   The Company has reinsured approximately $5.8 billion, $7.6 billion, and $133.0 million in face amount of life insurance risks with other insurers representing $20.1 million, $12.6 million, and $0.7 million of premium income for 1999, 1998, and 1997, respectively. The Company has also reinsured accident and health risks representing $0.8 million, $0.9 million, and $2.3 million of premium income for 1999, 1998, and 1997, respectively. In 1999 and 1998, policy and claim reserves relating to insurance ceded of $21.9 million and $20.9 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with the Company. At December 31, 1999 and 1998, the Company had paid $4.9 million and $1.5 million, respectively, of ceded benefits which are recoverable from reinsurers.

   Approximately 60% and 68% of the reinsurance receivable balances at December 31, 1999 and 1998, respectively, relate to one insurance company rated "A+" (Superior) by the A. M. Best Company, an independent rating organization.

NOTE L — ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated market values of the Company's financial instruments at December 31 are as follows:

	1999		1998
	Carrying Amount	Estimated Market Values	Carrying Amount	Estimated Market Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$366,838,300	$366,838,300	$360,113,277	$360,113,277
Mortgage loans on real estate	3,683,311	3,793,364	7,900,221	8,511,779
Short-term investments	7,493,877	7,493,877	18,267,431	18,267,431
Cash	4,021,839	4,021,839	0	0
Liabilities (see Notes A):
Annuity deposits	12,253,056	11,925,142	3,434,342	3,406,010

   Except as noted below, fair values were estimated using quoted market prices.

   The Company estimates the fair value of its mortgage loans using discounted cash flows from the next call date. The Company believes the fair value of its short-term investments approximates book value due to being short-term. The Company estimates the fair value of its annuities using surrender values. The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 1999:
Life Insurance Acquisitions	$126,247,865	$440,688,572	$54,704	$4,730,918	$32,290,715	$27,604,825	$29,333,105	$6,334,661	$12,059,458
Specialty Insurance Products
Dental and Consumer Benefits	0	105,162	1,242	3,441,818	1,750,639	442,048	1,657,675	0	45,833
Financial Institutions	1,544,160	4,086,816	7,796,478	18,864	2,059,410	269,670	974,013	500,831	33,574
Retirement Savings and Investment Products
Investment Products	0	404,423	0	9,471,966	30,202	250,000	242,354	0	761,937
Corporate and Other	0	0	0	0	0	148,408	0	0	25,130

TOTAL	$127,792,025	$445,284,973	$7,852,424	$17,663,566	$36,130,966	$28,714,951	$32,207,147	$6,835,492	$12,925,932

Year Ended December 31, 1998:
Life Insurance Acquisitions	$132,582,526	$439,215,364	$54,170	$8,600,060	$7,414,597	$11,071,366	$7,594,508	$1,535,385	$5,947,115
Specialty Insurance Products
Dental and Consumer Benefits	0	172,903	189	6,445,537	1,503,364	718,492	1,340,838	0	144,257
Financial Institutions	692,925	213,835	2,432,918	0	848,682	136,472	316,900	175,753	105,307
Retirement Savings and Investment Products
Investment Products	0	240,000	0	531,751	501	0	8,754	0	50,140
Corporate and Other	0	0	0	0	0	(1,248,164)	0	0	0

TOTAL	$133,275,451	$439,842,102	$2,487,277	$15,577,348	$9,767,144	$10,678,166	$9,261,000	$1,711,138	$6,246,819

Year Ended December 31, 1997:
Life Insurance Acquisitions	$1,606,596	$56,177,703	$463,232	$6,048,563	$4,231,380	$4,590,650	$5,984,374	$312,874	$912,398
Specialty Insurance Products
Dental and Consumer Benefits	0	76,979	0	6,961,019	4,158,505	1,026,054	3,080,800	0	1,493,916
Financial Institutions	85,689	0	0	0	25,948	0	10,588	7,414	0
Corporate and Other	0	0	0	0	0	617,141	0	0	0

TOTAL	$1,692,285	$56,254,682	$463,232	$13,009,582	$8,415,833	$6,233,845	$9,075,762	$320,288	$2,406,314

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 1999:
Life insurance in force(1)	$308,419	$5,833,675	$7,260,439	$1,735,183	418.4%

Premiums and policy fees:
Life insurance	$7,207,635	$20,061,073	$47,053,071	$34,199,633	137.6%
Accident and health insurance	2,698,776	797,021	29,578	1,931,333	1.5%

TOTAL	$9,906,411	$20,858,094	$47,082,649	$36,130,966

Year Ended December 31, 1998:
Life insurance in force(1)	$282,231	$7,575,418	$7,914,524	$621,337	1,273.8%

Premiums and policy fees:
Life insurance	$4,195,074	$12,616,610	$17,462,742	$9,041,206	193.1%
Accident and health insurance	1,542,679	858,678	41,937	725,938	5.8%

TOTAL	$5,737,753	$13,475,288	$17,504,679	$9,767,144

Year Ended December 31, 1997:
Life insurance in force(1)	$229,717	$133,080	$367,176	$463,813	79.2%

Premiums and policy fees:
Life insurance	$2,926,434	$752,253	$2,124,374	$4,298,555	49.4%
Accident and health insurance	6,325,182	2,252,828	44,924	4,117,278	1.2%

TOTAL	$9,251,616	$3,005,081	$2,169,298	$8,415,833

(1)	Dollars in thousands

S-2

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:

    All required financial statements are included in Part A and Part B of this Registration Statement.

(b) Exhibits:

1.	Resolution of the Board of Directors of Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company) authorizing establishment of the Variable Annuity Separate Account A of Protective Life (formerly American Foundation Variable Annuity Separate Account A)*
2.	Not applicable
3.	(a) Form of Underwriting Agreement among the Company, the Account and Investment Distributors, Inc.**
(b) Form of Distribution Agreement between Investment Distributors, Inc. and broker/dealers**
4.	(a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract**
(b) Qualified Retirement Plan Endorsement*
(c) Individual Retirement Annuity Endorsement*
(d) Tax Sheltered Annuity Endorsement*
5.	Form of Contract Applications**
6.	(a) Certificate of Incorporation of the Company.*
(b) By-Laws of the Company.*
7.	Not applicable
8.	(a) Participation/Distribution Agreement (Protective Investment Company)**
Form of service agreement between Protective Life Insurance Company and the Company
(b) Participation Agreement (Oppenheimer Variable Account Funds)**
(c) Participation Agreement (MFS Variable Insurance Trust)**
(d) Participation Agreement (Calvert Variable Series Portfolios)*
(e) Participation Agreement (Van Eck Worldwide Insurance Trust)***
(f) Participation Agreement (Van Kampen Asset Management, Inc.)
9.	Opinion and Consent of Steve M. Callaway, Esq.
10.	(a) Consent of Sutherland, Asbill & Brennan, LLP
(b) Consent of PricewaterhouseCoopers LLP
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of Attorney

*
Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on December 5, 1997.

**
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-41577) filed with the Commission on April 15, 1998.

***
Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on April 30, 1999.

Item 25.  Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
Drayton Nabers, Jr.	Director
John D. Johns	Director
Wayne E. Stuenkel	President and Chief Actuary, and Director
R. Stephen Briggs	Executive Vice President, and Director
Jim E. Massengale	Executive Vice President, Acquisitions, and Director
Carolyn King	Senior Vice President, Investment Products, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Steven A. Schultz	Senior Vice President, Financial Institutions, and Director
A.S. Williams, III	Executive Vice President, Investments, Treasurer, and Director
J. Russell Bailey, Jr.	Vice President, Dental and Consumer Benefits
Danny L. Bentley	Senior Vice President, Dental and Consumer Benefits, and Director
Richard J. Bielen	Senior Vice President, Investments, and Director
Jerry W. DeFoor	Vice President and Controller
Brent E. Fritz	Vice President, Individual Life Product Development
James T. Helton III	Vice President and Actuary, Dental and Consumer Benefits
T. Michael Presley	Vice President and Actuary, Financial Institutions
David C. Stevens	Vice President, Operations, Dental and Consumer Benefits
Carl S. Thigpen	Vice President, Investments and Assistant Secretary
T. Davis Keyes	Director

*
Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.  Persons Controlled by or Under Common Control With the Depositor and Registrant

    The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 1999 (File No. 1-12332) filed with the Commission on March 28, 2000.

Item 27.  Number of Contractowners.

    As of the date of this filing, there were 143 contract owners of individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.  Indemnification of Directors and Officers.

    Article XI of the By-laws of the Company provides, in substance, that any of the Company's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of the Company, by reason of the fact that he is or was an officer or director, shall be indemnified by the Company against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of the Company to procure a judgment in its favor, such person shall be indemnified by the Company against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by the Company against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter.

    (a) Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Fund and for the Variable Annuity Separate Account A of Protective Life.

    (b) The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Briggs, Robert Stephen	President, Chief Executive Officer, and Director	Executive Vice President Director
A.S. Williams, III	Vice President	Executive Vice President, Investments, Treasurer, Director
Ballard, Michael B.	Director	None
Merrill, Lawrence G.	Director	None
King, Carolyn	Secretary, Compliance Officer	Senior Vice President, Investment Products and Director
Callaway, Steve M.	Director	None
Janet Summey	Assistant Secretary	Assistant Vice President, Investment Products
Bonnie Miller	Assistant Secretary	None
Beth Zaiontz	Assistant Secretary	None
Joseph Gilmer	Financial Operations Principal	None

*
Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 30.  Location of Accounts and Records.

    All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.  Management Services.

    All management contracts are discussed in Part A or Part B.

Item 32.  Undertakings.

    (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

    (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

    (e) Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirement of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused the amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 20, 2000.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
By:	/s/ WAYNE E. STUENKEL Wayne E. Stuenkel, President Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY (FORMERLY AMERICAN FOUNDATION LIFE INSURANCE COMPANY)
By:	/s/ WAYNE E. STUENKEL Wayne E. Stuenkel, President Protective Life and Annuity Insurance Company

    As required by the Securities Act of 1933, the amendment to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ WAYNE E. STUENKEL Wayne E. Stuenkel	President and Director (Principal Executive Officer)	April 20, 2000
/s/ JERRY DEFOOR Jerry Defoor	Vice President (Principal Financial Officer and Principal Accounting Officer)	April 20, 2000
* Drayton Nabers, Jr.	Director	April 20, 2000
* John D. Johns	Director	April 20, 2000
* R. Stephen Briggs	Director	April 20, 2000
* Jim E. Massengale	Director	April 20, 2000
* Wayne E. Stuenkel	Director	April 20, 2000
* A.S. Williams III	Director	April 20, 2000

* Steven A. Schultz	Director	April 20, 2000
* T. Davis Keyes	Director	April 20, 2000
* Deborah J. Long	Director	April 20, 2000
* Carolyn King	Director	April 20, 2000
* Richard J. Bielen	Director	April 20, 2000
* Danny L. Bentley	Director	April 20, 2000
*By:	/s/ STEVE CALLAWAY Steve Callaway Attorney-in-fact

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PART A INFORMATION REQUIRED TO BE IN THE PROSPECTUS
DEFINITIONS
EXPENSES
SUMMARY
CONDENSED FINANCIAL INFORMATION
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
DESCRIPTION OF THE CONTRACT
THE GUARANTEED ACCOUNT
DEATH BENEFIT
SUSPENSION OR DELAY IN PAYMENTS
CHARGES AND DEDUCTIONS
ANNUITIZATION
YIELDS AND TOTAL RETURNS
FEDERAL TAX MATTERS
TAXATION OF ANNUITIES IN GENERAL
QUALIFIED RETIREMENT PLANS
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
DISTRIBUTION OF THE CONTRACTS
YEAR 2000 COMPUTER COMPLIANCE ISSUES
LEGAL PROCEEDINGS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF ASSETS AND LIABILITIES December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF ASSETS AND LIABILITIES (Continued) December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF ASSETS AND LIABILITIES December 31, 1998 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF OPERATIONS For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF OPERATIONS (Continued) For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF OPERATIONS For the Year Ended December 31, 1998 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF CHANGES IN NET ASSETS For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF CHANGES IN NET ASSETS (Continued) For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF CHANGES IN NET ASSETS For the Year Ended December 31, 1998 (In Thousands)
SIGNATURES